      As filed with the Securities and Exchange Commission on June 16, 2005

                                                      1933 Act File No. 33-11387
                                                      1940 Act File No. 811-4984

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
            Pre-Effective Amendment No. -----                         [ ]
            Post-Effective Amendment No. 55                           [X]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
            Amendment No.                56
                        (Check appropriate box or boxes.)

                              AMERICAN BEACON FUNDS
               (Exact Name of Registrant as Specified in Charter)

                       4151 Amon Carter Boulevard, MD 2450
                             Fort Worth, Texas 76155
               (Address of Principal Executive Office) (Zip Code)
       Registrant's Telephone Number, including Area Code: (817) 967-3509

                           WILLIAM F. QUINN, PRESIDENT
                       4151 Amon Carter Boulevard, MD 2450
                             Fort Worth, Texas 76155
                     (Name and Address of Agent for Service)

         Approximate Date of Proposed Public Offering September 1, 2005

It is proposed that this filing will become effective (check appropriate box)

      [ ]   immediately upon filing pursuant to paragraph (b)

      [ ]   on (date) pursuant to paragraph (b)

      [ ]   60 days after filing pursuant to paragraph (a)(1)

      [ ]   on (date) pursuant to paragraph (a)(1)

      [ ]   75 days after filing pursuant to paragraph (a)(2)

      [X]   on September 1, 2005 pursuant to paragraph (a)(2) of Rule 485.

                              AMERICAN BEACON FUNDS
                       CONTENTS OF REGISTRATION STATEMENT

This registration statement is comprised of the following:

      Cover Sheet

      Contents of Registration Statement

      Prospectus for the Institutional Class, PlanAhead Class and Service Class of the American Beacon Small Cap Value Encore Fund

      Statement of Additional Information for the Institutional Class, PlanAhead Class and Service Class of the American Beacon Small Cap Value Encore Fund

      Part C

      Signature Page

                          (AMERICAN BEACON FUNDS LOGO)

GUIDANCE             |              VISION              |             EXPERIENCE


                        PROSPECTUS
                        September 1, 2005

                        INSTITUTIONAL CLASS
                        PLANAHEAD CLASS(R)
                        SERVICE CLASS

                        Small Cap Value Encore Fund



                                    The Securities and Exchange Commission does
                                    not guarantee that the information in this
                                    Prospectus or any other mutual fund's
                                    prospectus is accurate or complete, nor does
formerly known as the               it judge the investment merit of the Funds.
American AAdvantage Funds           To state otherwise is a criminal offense.

                          (AMERICAN BEACON FUNDS LOGO)
               (FORMERLY KNOWN AS THE AMERICAN AADVANTAGE FUNDS)

                             (INSTITUTIONAL CLASS)

                               (PLANAHEAD CLASS)

                                (SERVICE CLASS)

TABLE OF CONTENTS

About the Fund

Overview..........................................    2
Small Cap Value Encore Fund.......................    3
The Manager.......................................    6
The Sub-Advisors..................................    6
Valuation of Shares...............................    7

About Your Investment

Purchase and Redemption of Shares.................    7
Market Timing.....................................   12
Distributions and Taxes...........................   12

Additional Information

Distribution of Fund Shares.......................   13
Portfolio Holdings................................   13
Delivery of Documents.............................   13
Additional Information...................... Back Cover

ABOUT THE FUND
------------------------------------------------------------

Overview
--------

The American Beacon Funds (the "Trust"), formerly known as the American AAdvantage Funds, are managed by American Beacon Advisors, Inc. (the "Manager"), a wholly owned subsidiary of AMR Corporation.

This prospectus offers Institutional Class, PlanAhead Class and Service Class shares of the Small Cap Value Encore Fund (the "Fund"). Eligibility requirements for investment in each class are described under the Purchase and Redemption of Shares section. Each class has a different expense structure, which will cause performance to differ among the classes.



--------------------------------------------------------------------------------

About the Funds                         2                             Prospectus

AMERICAN BEACON

SMALL CAP VALUE ENCORE FUND(SM)
--------------------------------------------------------------------------------


Investment Objective
--------------------

Long-term capital appreciation and current income.

Principal Strategies
--------------------

Ordinarily, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization U.S. companies. At the time of investment, these companies generally have market capitalizations less than or equal to $3 billion or the market capitalization of the largest company in the Russell 2000(R) Value Index(1), whichever is greater. The Fund's investments may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively, "stocks").

The Fund's assets are currently allocated among three investment sub-advisors:

  Dreman Value Management, LLC ("Dreman")

  Metropolitan West Capital Management, LLC ("MetWest Capital")

  SSgA Funds Management, Inc. ("SSgA")

Dreman and MetWest Capital select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 2000(R) Index(1)):


- above-average earnings growth potential,

- below-average price to earnings ratio, and

- below-average price to book value ratio.

SSgA pursues an enhanced index strategy, seeking to outperform the Russell 2000 Value Index (the "Index") by selecting stocks that are undervalued by the market and that possess superior earnings growth potential. In deciding to purchase or hold a stock, SSgA considers perspectives on the stock's growth potential and valuation as well as sentiment toward the stock by the market and the company's management. As an essential component of its investment process, SSgA attempts to control risk by constructing a portfolio with overall characteristics similar to the Index.

Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental and/or quantitative analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund's name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors
----------------------

MARKET RISK
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund's investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies and general market and economic conditions.

SMALL CAPITALIZATION COMPANIES RISK
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity and they can be

---------------

(1) Russell 2000 (R) Index and Russell 2000 (R) Value Index are service marks of the Frank Russell Company.


--------------------------------------------------------------------------------

Prospectus                              3                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------

particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

VALUE STOCKS RISK
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

FOREIGN INVESTING RISK
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, (4) increased price volatility, and (5) adverse impact of conversion to the euro for countries joining the European Monetary Union.

SECURITIES SELECTION RISK
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

INVESTMENT RISKS
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.


Investor Profile
----------------

This Fund may be suitable for investors who:

- need to fund a long-term objective, such as a child's education or a comfortable retirement,

- seek a U.S. stock mutual fund that invests in small, less well-known companies,

- want to take advantage of the expertise of value-oriented investment advisors, or

- are willing to accept the increased risks of small stock investing.


Performance
-----------

Since the Fund is new, it does not have a performance history. Thus, the Prospectus does not include a bar chart of annual total returns or a performance table of average annual total returns. To view the historical performance of similar accounts managed by Dreman, MetWest Capital and SSgA, please see Historical Performance of Accounts Similar to the Fund on page 5.


Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                             INSTITUTIONAL   PLANAHEAD   SERVICE
                                 CLASS         CLASS      CLASS
                             -------------   ---------   -------
Management Fees                   0.65%         0.65%      0.65%
Distribution (12b-1) Fees         0.00          0.00       0.25
Other Expenses(1)                 0.65          0.90       0.90
                                 -----         -----      -----
TOTAL ANNUAL FUND OPERATING
  EXPENSES                        1.30%         1.55%      1.80%
                                 =====         =====      =====

(1) Other Expenses are based on estimates for the current fiscal year.


Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR   3 YEARS
                                     ------   -------
INSTITUTIONAL CLASS................   $132     $412
PLANAHEAD CLASS....................   $158     $490
SERVICE CLASS......................   $183     $566


Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Fund's website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.


--------------------------------------------------------------------------------

About the Funds                         4                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------


Historical Performance of Accounts
----------------------------------
Similar to the Fund
-------------------

The performance shown below consists of the Dreman Small Cap Value Composite (the "Dreman Composite"), the MetWest Capital Small Cap Intrinsic Value Equity Composite ("MetWest Capital Composite") and the SSgA Small Cap Value Index Plus Composite (the "SSgA Composite"), which are composites of accounts managed by Dreman, MetWest Capital and SSgA, respectively, that have investment objectives, policies and strategies substantially similar to those of the Fund. The performance of the composites has been calculated using a time-weighted rate of return and is shown net of all fees and expenses. Applying the Fund's expense structure to the composites would have lowered the performance results shown. Certain restrictions imposed by law on registered investment companies, such as the Fund, are not applicable to the private accounts included in the composites and may have adversely affected the performance of the composites had they been applicable. THE PERFORMANCE SHOWN IS NOT THE PERFORMANCE OF THE FUND. NEITHER THE BAR CHARTS NOR THE TABLES THAT FOLLOW ARE INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

                                    (CHART)

Total Return for the
  Year-to-Date
  Period Ended 6/30/05:                   %
Highest Quarterly Return:                 %
  (1/1/02 through 12/31/04)       (    Quarter 200 )
Lowest Quarterly Return:                  %
  (1/1/02 through 12/31/04)       (    Quarter 200 )

                                    (CHART)

Total Return for the
  Year-to-Date
  Period Ended 6/30/05:                   %
Highest Quarterly Return:                 %
  (1/1/03 through 12/31/04)       (    Quarter 200 )
Lowest Quarterly Return:                  %
  (1/1/03 through 12/31/04)       (    Quarter 200 )

                                    (CHART)

Total Return for the
  Year-to-Date
  Period Ended 6/30/05:                   %
Highest Quarterly Return:                 %
  (1/1/02 through 12/31/04)       (    Quarter 200 )
Lowest Quarterly Return:                  %
  (1/1/02 through 12/31/04)       (    Quarter 200 )

                                AVERAGE ANNUAL TOTAL RETURN
                           -------------------------------------
                                      AS OF 12/31/04
                           -------------------------------------
                           1 YEAR   3 YEARS   SINCE INCEPTION(1)
                           ------   -------   ------------------
DREMAN COMPOSITE                %        %               %
METWEST CAPITAL COMPOSITE       %      N/A               %
SSGA COMPOSITE                  %        %               %
----------------------------------------------------------------
Russell 2000 Value
  Index(2)                      %        %               %
Lipper Small-Cap Value
  Funds Index(3)                %        %               %

(1) The inception dates of the Dreman, MetWest Capital and SSgA
    Composites are 1/1/02, 1/1/03 and 1/1/02, respectively. The Since Inception returns for the indices are from 1/1/02 and 1/1/03, respectively.

(2) The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with below-average price-to-book ratios and below-average forecasted growth values.

(3) The Lipper Small-Cap Value Funds Index is a composite of mutual funds with the same investment objective as the Fund.



--------------------------------------------------------------------------------

Prospectus                              5                        About the Funds

The Manager
-----------

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager. The Manager, located at 4151 Amon Carter Boulevard, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation. The Manager was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. Prior to March 1, 2005, the Manager was known as AMR Investment Services, Inc. As of June 30, 2005, the Manager had approximately
$   billion of assets under management, including approximately $   billion
under active management and $   billion as named fiduciary or financial advisor.
Approximately $   billion of the Manager's total assets under management were related to AMR Corporation.

The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Fund. The Manager


- develops the investment program for the Fund,

- selects and changes sub-advisors (subject to requisite approvals),

- allocates assets among sub-advisors,

- monitors the sub-advisors' investment programs and results,

- coordinates the investment activities of the sub-advisors to ensure compliance with regulatory restrictions,

- oversees the Fund's securities lending activities and actions taken by the securities lending agent, and

- invests the portion of Fund assets which the sub-advisors determine should be allocated to high quality short-term debt obligations.

As compensation for providing management services, the Manager receives an annualized advisory fee that is calculated and accrued daily, equal to 0.10% of the net assets of the Fund. In addition, the Fund pays the Manager the amounts due to its respective sub-advisors. The Manager then remits these amounts to the sub-advisors. The combined management fees for the Manager and the sub-advisors, as a percentage of net assets, are 0.55% on the first $25 million, 0.52% on the next $25 million, 0.50% on the next $25 million, 0.48% on the next $25 million, 0.47% on the next $50 million, and 0.45% on assets over $150 million.

The Manager also may receive up to 25% of the net annual interest income or up to 25% of loan fees in regards to securities lending activities. Currently, the Manager receives 10% of the net annual interest income from the investment of cash collateral or 10% of the loan fees posted by borrowers. The Securities and Exchange Commission ("SEC") has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

William F. Quinn, Nancy A. Eckl and Adriana R. Posada comprise the Manager's portfolio management team that has joint responsibility for the day-to-day management of the Fund. Mr. Quinn and Ms. Eckl lead the team and are responsible for developing the Fund's investment program and recommending sub-advisors to the Fund's Board of Trustees. Ms. Eckl and Ms. Posada oversee the sub-advisors, review each sub-advisor's performance and allocate the Fund's assets among the sub-advisors.

Mr. Quinn has been President of the Manager since 1986. Ms. Eckl has been Vice President of Trust Investments for the Manager since May 1995. Ms. Posada became Manager of Trust Investments in October 1998. Mr. Quinn, Ms. Eckl and Ms. Posada have served on the Fund's portfolio management team since its inception in September 2005. The Fund's Statement of Additional Information ("SAI") provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Fund and their compensation.


The Sub-Advisors
----------------
The Fund's assets are allocated among three sub-advisors by the Manager. Each sub-advisor has discretion to purchase and sell securities for its segment of the Fund's assets in accordance with the Fund's objectives, policies, restrictions and more specific strategies provided by the Manager. Pursuant to an exemptive order issued by the SEC, the Manager is permitted to enter into new or modified investment advisory agreements with existing or new sub-advisors without approval of the Fund's shareholders, but subject to approval of the Funds' Board of Trustees ("Board"). The Prospectus will be supplemented if additional sub-advisors are retained or the contract with any existing sub-advisor is terminated.

Set forth below is a brief description of each sub-advisor and the portfolio managers with primary responsibility for the management of the Fund. The Fund's SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Fund and their compensation.

DREMAN VALUE MANAGEMENT, LLC ("DREMAN"), Ten Exchange Place, Suite 2150, Jersey City, New Jersey 07302, is an independently owned investment advisor founded in
1997. As of June 30, 2005, Dreman had approximately $     billion of assets
under management, which included approximately $     million of assets of AMR
Corporation and its subsidiaries and affiliated entities.

David N. Dreman is the Co-Lead Portfolio Manager for Dreman's portion of the Fund. Mr. Dreman has over 30 years of investment experience and has served as Chairman and Chief Investment Officer of Dreman and its predecessor firms since 1977. Nelson Woodard is the Co-Lead Portfolio Manager for Dreman's portion of the Fund. Mr. Woodard has over 20 years of investment experience and has served as Managing Director and Senior Portfolio Manager of Dreman since 2001. From 2000 to 2001, he was the Vice President of Asset Allocation and Quantitative Analysis at Prudential Investments. Mr. Dreman and Mr. Woodard have managed Dreman's portion of the Fund since its inception in September 2005.



--------------------------------------------------------------------------------

About the Funds                         6                             Prospectus

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC ("METWEST CAPITAL"), 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660, is an SEC registered investment advisor founded in 1997. The firm is majority owned by its key professionals and minority owned by Metropolitan West Financial, LLC. As of June
30, 2005, MetWest Capital had approximately $     billion of assets under
management, which included approximately $     million of assets of AMR
Corporation and its subsidiaries and affiliated entities.

Gary W. Lisenbee has primary responsibility for MetWest Capital's portion of the Fund. Mr. Lisenbee has served as President since MetWest Capital's inception in August 1997 and has managed MetWest Capital's portion of the Fund since September 2005.

SSGA FUNDS MANAGEMENT, INC. ("SSGA"), One Lincoln Street, Boston, Massachusetts 02111, is an SEC registered investment advisor and currently provides advisory services only to U.S. SEC registered investment companies. SSgA is a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust
Company. As of June 30, 2005, SSgA had approximately $     billion of assets
under management, which included approximately $     million of assets of AMR
Corporation and its subsidiaries and affiliated entities.

SSgA's portion of the Fund is managed by a team of three portfolio managers who share responsibility for day-to-day management. The portfolio managers are dual employees of SSgA and State Street Global Advisors, the investment management division of State Street Bank and Trust Company. Ric Thomas has served as Deputy Department Head and Portfolio Manager in State Street Global Advisors' Enhanced Equity Group since 1998. Chuck Martin has served as a Portfolio Manager in the Enhanced Equity Group since 2001, prior to which, he was an equity analyst at SunTrust Equitable Securities. John O'Connell has served as a Portfolio Manager in the Enhanced Equity Group since April 2000. Prior to that time, Mr. O'Connell was an Investment Associate in State Street Global Advisors' Global Structured Products Group. Mr. Thomas, Mr. Martin and Mr. O'Connell have managed SSgA's portion of the Fund since its inception in September 2005.

Valuation of Shares
-------------------

The price of the Fund's shares is based on its net asset value ("NAV") per share. The NAV of each class is computed by adding total assets, subtracting all of the Fund's liabilities allocated to that class, and dividing the result by the total number of shares outstanding for that class. Equity securities are valued based on market value. Debt securities (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security's trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security's true market value. In addition, if a significant event, as determined by the Manager, that may affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund's NAV, fair value pricing would be used on the affected security or securities.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund's fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund's fair valuation procedures.

The NAV of each class of shares will be determined based on a pro rata allocation of the Fund's investment income, expenses and total capital gains and losses. The NAV per share for each class is determined as of the close of the New York Stock Exchange ("Exchange"), generally 4:00 p.m. Eastern Time, on each day on which it is open for business.


ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Purchase and Redemption of Shares
---------------------------------

Eligibility
-----------

Institutional Class shares are offered without a sales charge to investors who make an initial investment of at least $2 million, including:


- agents or fiduciaries acting on behalf of their clients (such as employee benefit plans, personal trusts and other accounts for which a trust company or financial advisor acts as agent or fiduciary);

- endowment funds and charitable foundations;

- employee welfare plans that are tax-exempt under Section 501(c)(9) of the Internal Revenue Code of 1986, as amended ("Code");

- qualified pension and profit sharing plans;

- cash and deferred arrangements under Section 401(k) of the Code;

- corporations; and


--------------------------------------------------------------------------------
Prospectus                              7                  About Your Investment

- other investors who make an initial investment of at least $2 million.

The Manager may allow a reasonable period of time after opening an account for an investor to meet the initial investment requirement for the Institutional Class. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.

PlanAhead Class shares are offered to all investors, including investors using intermediary organizations such as discount brokers or plan sponsors and retirement accounts.

Service Class shares are offered to all investors who invest through intermediary organizations, such as broker-dealers or third party administrators.


Opening an Account
------------------

A completed, signed application is required to open an account. You may obtain an application form by:


- calling 1-800-967-9009 for Institutional Class,

- calling 1-800-388-3344 for PlanAhead or Service Class, or

- downloading an account application on the Fund's web site at www.americanbeaconfunds.com.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, address, date of birth, and other information that will identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, tax ID numbers, and Social Security numbers for persons authorized to provide instructions on the account. The Fund and your financial institution are required by law to reject your new account application if the required identifying information is not provided.

Complete the application, sign it and

 Mail Institutional Class     or fax to:
     applications to:       (817) 931-8803
  American Beacon Funds
  4151 Amon Carter Blvd.
         MD 2450
   Fort Worth, TX 76155
Mail PlanAhead and Service
  Class applications to:
  American Beacon Funds
     P.O. Box 219643
Kansas City, MO 64121-9643


Purchase Policies
-----------------

Shares of the Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the Exchange (whichever comes first) on each day on which the Exchange is open for business.

If a purchase order is received in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business. The Fund has the right to reject any purchase order or cease offering shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept "starter" checks, credit card checks, money orders, cashier's checks, official checks, or third party checks. No sales charges are assessed on the purchase or sale of Fund shares.

Redemption Policies
-------------------

Shares of the Fund may be redeemed by telephone, via the Fund's website, or by mail on any day that the Fund is open for business. Shares of the PlanAhead Class may also be redeemed by pre-authorized automatic redemption. The redemption price will be the NAV next determined after a redemption request is received in good order, minus a redemption fee, if applicable. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the Exchange (whichever comes first). For assistance with completing a redemption request, please call 1-800-967-9009 for the Institutional Class or 1-800-388-3344 for the PlanAhead and Service Classes.

Wire proceeds from redemption requests received by 4:00 p.m. Eastern Time are generally transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check may be delayed until the funds have cleared, which may take up to 15 days.

The Fund reserves the right to suspend redemptions or postpone the date of payment (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund's shareholders.

Although the Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the Fund.



--------------------------------------------------------------------------------
About Your Investment                   8                             Prospectus

Exchange Policies
-----------------

Shares of a particular class of the Fund may be exchanged for the same class of shares of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled Purchase Policies and Redemption Policies for additional limitations that apply to purchases and redemptions. To exchange out of the Fund and into another, a shareholder must have owned shares of the Fund for at least 15 days. The minimum investment requirement must be met for the American Beacon Fund into which the shareholder is exchanging. Fund shares may be acquired through exchange only in states in which they can be legally sold. The Fund will not accept more than one exchange in and out within any rolling 90-day period. The Fund reserves the right to terminate the exchange privilege of any shareholder who violates the limit on exchanges. In addition, the Fund may reject an exchange order or terminate the exchange privilege of a shareholder, if the Manager determines that the shareholder is investing in the Fund to profit in day-to-day fluctuations of the Fund's NAV, also known as market timing, regardless of whether the shareholder violated the Fund's stated policy on the frequency of exchanges. See the section titled Market Timing for additional information on the Funds' policies to deter market timing.

HOW TO PURCHASE INSTITUTIONAL CLASS SHARES
By Wire
If your account has been established, you may call 1-800-658-5811 or visit www.americanbeaconfunds.com (select "My
Account") to purchase shares by wire. Send a bank wire to State Street Bank and Trust Co. with these instructions:
- ABA# 0110-0002-8; AC-9905-342-3,
- Attn: American Beacon Funds-Institutional Class,
- the Fund name and Fund number, and
- shareholder's account number and registration.
By Check
- Make check payable to American Beacon Funds.
- Include the shareholder's account number, Fund name and Fund number on the check.
- Mail the check to:
  American Beacon Funds
  P.O. Box 219643
  Kansas City, MO 64121-9643
By Exchange
Send a written request to the address above, visit www.americanbeaconfunds.com or call 1-800-658-5811 to exchange shares.

HOW TO PURCHASE PLANAHEAD OR SERVICE CLASS SHARES
By Check
- The minimum amount to open an account is $2,500. The minimum amount for subsequent investments by check is $50.
- Make check payable to the American Beacon Funds.
- Include the shareholder's account number, Fund name, and Fund number on the check.
- Mail check to:
  American Beacon Funds
  P.O. Box 219643
  Kansas City, MO 64121-9643
By Wire
If your account has been established, you may call 1-800-388-3344 or visit www.americanbeaconfunds.com (select "My
Account") to purchase shares by wire. The minimum amount to open an account is $2,500. The minimum amount for subsequent investments by wire is $500. Send a bank wire to State Street Bank and Trust Co. with these instructions:
- ABA# 0110-0002-8; AC-9905-342-3,
- Attn: American Beacon Funds-PlanAhead Class or Service Class (as applicable),
- the Fund name and Fund number, and
- shareholder's account number and registration.



--------------------------------------------------------------------------------
Prospectus                              9                  About Your Investment

HOW TO PURCHASE PLANAHEAD OR SERVICE CLASS SHARES (CONTINUED)
By Exchange
- Send a written request to the address above, call 1-800-388-3344 or visit www.americanbeaconfunds.com.
- A $2,500 minimum is required to establish a new account in the PlanAhead or Service Class of another American
  Beacon Fund by making an exchange.
- The minimum amount for each exchange is $50.
Via "My Account" on www.americanbeaconfunds.com (PlanAhead Class only)
- Funds will be transferred automatically from your bank account via Automated Clearing House ("ACH") if valid bank instructions were included on your application. If not, please call (800) 388-3344 to establish bank instructions prior to the purchase.
- The minimum amount for each additional purchase is $50.
By Pre-Authorized Automatic Investment (PlanAhead Class only)
- The minimum account size of $2,500 must be met before establishing an automatic investment plan.
- Fill in required information on the account application, including amount of automatic investment ($50 minimum).
  Attach a voided check to the account application.
- You may also establish an automatic investment plan through www.americanbeaconfunds.com.
- Funds will be transferred automatically from your bank account via ACH on or about the 5th day of each month or quarter, depending upon which periods you specify. If you establish your automatic investment plan through
  www.americanbeaconfunds.com, you can choose the date and frequency of transfer.

HOW TO REDEEM INSTITUTIONAL CLASS SHARES
By Telephone
- Call 1-800-658-5811 to request a redemption.
- Proceeds from redemptions placed by telephone will generally be transmitted by wire only, as instructed on the application form.
By Mail
Write a letter of instruction including:
- the Fund name and Fund number,
- shareholder account number,
- shares or dollar amount to be redeemed, and
- authorized signature(s) of all persons required to sign for the account.
  Mail to:
  American Beacon Funds
  P.O. Box 219643
  Kansas City, MO 64121-9643
- Other supporting documents may be required for estates, trusts, guardianships, custodians, corporations and welfare, pension and profit sharing plans. Call 1-800-658-5811 for instructions.
- Proceeds will only be mailed to the account address of record or transmitted by wire to a commercial bank account designated on the account application form.
To protect the Fund and your account from fraud, a STAMP2000 Medallion signature guarantee is required for redemption orders:
- with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or
- for an account requesting payment by check whose address has changed within the last 30 days.
The Fund only accepts STAMP 2000 Medallion signature guarantees, which may be obtained at most banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.
By Exchange
Send a written request to the address above, visit www.americanbeaconfunds.com or call 1-800-658-5811 to exchange shares.

Via "My Account" on www.americanbeaconfunds.com
If you have established bank instructions for your account, you may request a redemption by selecting "My Account"
on www.americanbeaconfunds.com. To establish bank instructions, please call 1-800-658-5811.



--------------------------------------------------------------------------------
About Your Investment                  10                             Prospectus

HOW TO REDEEM PLANAHEAD OR SERVICE CLASS SHARES
By Telephone
- Call 1-800-388-3344 to request a redemption.
- Telephone redemption orders for the PlanAhead Class are limited to $50,000 within any 30 day period.
- Proceeds will generally be mailed only to the account address of record or transmitted by wire ($500 minimum and
  $10 fee) to a commercial bank account designated on the account application form.
By Mail
Write a letter of instruction including:
- the Fund name and Fund number,
- shareholder account number,
- shares or dollar amount to be redeemed, and
- authorized signature(s) of all persons required to sign for the account.
  Mail to:
  American Beacon Funds
  P.O. Box 219643
  Kansas City, MO 64121-9643
- Proceeds will only be mailed to the account address of record or transmitted by wire ($500 minimum and $10 fee)
  to a commercial bank account designated on the account application form.
To protect the Funds and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:
- with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or
- for an account whose address has changed within the last 30 days if proceeds are sent by check.
The Funds only accept STAMP 2000 Medallion signature guarantees, which may be obtained at most banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-388-3344 for instructions and further assistance.

Via "My Account" on www.americanbeaconfunds.com
- Proceeds will only be mailed to the account address of record or transmitted by wire to a commercial bank account designated on the account application form. PlanAhead Class redemption proceeds may also be transferred via ACH to your bank account as designated on the account application form.
- If bank instructions were not included on the account application form, please call 1-800-388-3344 to establish bank instructions.
- The minimum amount is $500 for a wire and $50 for a check or ACH.
- A $10 fee is charged for each wire of PlanAhead Class redemption proceeds.
By Exchange
- Send a written request to the address above or call 1-800-388-3344 to exchange shares. PlanAhead Class shares may be exchanged at www.americanbeaconfunds.com.
- A $2,500 minimum is required to establish a new account in the PlanAhead or Service Class of another American
  Beacon Fund by making an exchange.
- The minimum amount for each exchange is $50.
By Pre-Authorized Automatic Redemption (PlanAhead Class only)
- Fill in required information on the account application or establish via www.americanbeaconfunds.com ($50 minimum).
- Proceeds will be transferred automatically from your Fund account to your bank account via ACH on or about the
  15th day of each month. If you establish automatic redemption through www.americanbeaconfunds.com, you can choose the date and frequency of transfer.



General Policies
----------------

If a shareholder's account balance in the Fund falls below $100,000 for the Institutional Class or $2,500 for the PlanAhead or Service Class, the shareholder may be asked to increase the balance. If the account balance remains below this amount after 45 days, the Fund reserves the right to close the account and send the proceeds to the shareholder. The Manager reserves the right to charge an annual account fee of $12 (to offset the costs of servicing accounts with low balances) if an account balance falls below certain asset levels.

A STAMP 2000 Medallion signature guarantee may be required in order to change an account's registration or banking instructions. You may obtain a STAMP 2000 Medallion signature guarantee at most banks, broker-dealers and credit unions, but not from a notary public.

The following policies apply to instructions you may provide to the Fund by telephone:


- The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.


--------------------------------------------------------------------------------
Prospectus                             11                  About Your Investment

- The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

- Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Fund reserves the right to:


- liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Fund or financial institution is unable to verify the shareholder's identity within three business days of account opening,

- modify or terminate the exchange privilege at any time, and

- seek reimbursement from the shareholder for any related loss incurred if payment for the purchase of Fund shares by check does not clear the shareholder's bank.

The Fund has authorized certain third party financial intermediaries, such as broker-dealers, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund's next determined NAV after receipt by the financial intermediary or its designee.


Third parties who offer Fund shares may charge transaction fees and may set different minimum investments or limitations on buying or selling shares.

Market Timing
-------------

Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund's NAV is known as market timing. Market timing by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies.

The Fund's Board of Trustees has adopted policies and procedures intended to discourage market timing. The Fund has established limitations on exchanges, which are described in the Exchange Policies section. In general, the Fund reserves the right to reject any purchase order, terminate the exchange privilege or liquidate the account of any shareholder that the Manager determines has engaged in market timing.

Certain third parties that offer Fund shares have informed the Fund that they are unable to enforce the Fund's policies to discourage market timing. In addition, certain third parties do not provide information to the Fund regarding the activity of the underlying shareholders in omnibus accounts. Therefore, the Fund does not have the information necessary to detect market timing by those underlying shareholders. In some cases, third parties that offer Fund shares may provide exemptions from the Fund's market timing policies, or they may have even stricter policies to deter market timing. For more information, please contact the financial institution through which you invest in the Fund.


Distributions and Taxes
-----------------------

The Fund distributes most or all of its net earnings in the form of dividends from net investment income and distributions of realized net capital gains. Unless the account application instructs otherwise, distributions will be reinvested in additional Fund shares. The Fund pays dividends and other distributions on an annual basis.

Usually, any dividends and distributions of net realized gains are taxable events. However, the portion of the Fund's dividends derived from its investments in certain direct U.S. Government obligations is generally exempt from state and local income taxes.

The following table outlines the typical tax liabilities for transactions in taxable accounts:

TYPE OF TRANSACTION                   TAX STATUS
-------------------                   ----------
Dividends from net investment         Ordinary income**
  income*
Distributions of excess net           Ordinary income
  short-term capital gain over net
  long-term capital loss*
Distributions of excess net           Long-term capital
  long-term capital gain over net       gains
  short-term capital loss*
Redemptions or exchanges of shares    Long-term capital
  owned for more than one year          gains or losses
Redemptions or exchanges of shares    Net gains are treated
  owned for one year or less            as ordinary income;
                                        net losses are
                                        subject to special
                                        rules

   *whether reinvested or taken in cash
  **except for dividends that are attributable to qualified dividend income

To the extent distributions of the excess of net long-term capital gain over net short-term capital loss are attributable to net capital gain that a Fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009, they are subject to a 15% maximum federal income tax rate for individual shareholders, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Act").

A portion of the dividends paid by the Fund may be eligible for the 15% maximum federal income tax rate applicable to dividends that individuals receive through the year 2008 (enacted by the 2003 Act). The eligible portion for such a Fund may not exceed its QDI. QDI is the aggregate of dividends the Fund receives from most domestic corporations and certain foreign corporations. If the Fund's QDI is at least 95% of its gross income (as specially computed) and the Fund satisfies certain holding period, debt-financing and other restrictions with respect to the shares on which the dividends are paid, the entire dividend will qualify for the 15% maximum federal income tax rate. A portion of the dividends paid


--------------------------------------------------------------------------------
About Your Investment                  12                             Prospectus
by the Fund may also be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing and other restrictions, but the eligible portion will not exceed the aggregate dividends the Fund received from domestic corporations. However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax.

Shareholders may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is generally treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes through the year 2008 on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

This is only a summary of some of the important income tax considerations that may affect Fund shareholders. Shareholders should consult their tax advisors regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Distribution of Fund Shares
---------------------------

The Fund does not incur any direct distribution expenses related to Institutional or PlanAhead Class shares. However, the Institutional and PlanAhead Classes have adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, which authorizes the use of any fees received by the Manager in accordance with the Administrative Services and Management Agreements, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares. In the event the Fund begins to incur distribution expenses, distribution fees may be paid out of Fund assets, possibly causing the cost of your investment to increase over time and resulting in costs higher than other types of sales charges.

The Service Class has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, which allows the Fund to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. The Plan provides that the Fund will pay up to 0.25% per annum of the average daily net assets of the Service Class to the Manager (or another entity approved by the Board). Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges and result in costs higher than other types of sales charges.


Portfolio Holdings
------------------

A complete listing of the Fund's holdings is made available on the Fund's website on a monthly basis. The holdings information is generally posted to the website approximately thirty days after the end of each month and remains available for six months thereafter. To access a list of holdings, go to www.americanbeaconfunds.com and select "Monthly Fund Holdings" under the "I want info on..." menu on the home page.


Delivery of Documents
--------------------

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.



--------------------------------------------------------------------------------
Prospectus                             13                 Additional Information

                                  -- Notes --

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUND IS FOUND IN THE DOCUMENTS LISTED BELOW. REQUEST A FREE COPY OF THESE DOCUMENTS BY CALLING 1-800-388-3344 OR YOU MAY ACCESS THEM ON THE FUND'S WEBSITE AT WWW.AMERICANBEACONFUNDS.COM.

  ANNUAL REPORT/SEMI-ANNUAL REPORT                          STATEMENT OF ADDITIONAL INFORMATION ("SAI")
  The Fund's Annual and Semi-Annual Reports list the        The SAI contains more details about the Fund and its
  Fund's actual investments as of the report's date. They   investment policies. The SAI is incorporated in this
  also include a discussion by the Manager of market        Prospectus by reference (it is legally part of this
  conditions and investment strategies that significantly   Prospectus). A current SAI is on file with the
  affected the Fund's performance. The report of the        Securities and Exchange Commission (SEC).
  Fund's independent auditors is included in the Annual
  Report.

TO OBTAIN MORE INFORMATION ABOUT THE FUND OR TO REQUEST A COPY OF THE DOCUMENTS LISTED ABOVE:


(TELEPHONE GRAPHIC)         (MAILBOX GRAPHIC)                   (KEYBOARD GRAPHIC)                      (MOUSE GRAPHIC)
   BY TELEPHONE:                BY MAIL:                            BY E-MAIL:                          ON THE INTERNET:
Call 1-800-388-3344       American Beacon Funds         american beacon.funds@ambeacon.com            Visit our website at
                     4151 Amon Carter Blvd., MD 2450                                              www.americanbeaconfunds.com
                          Fort Worth, TX 76155                                                Visit the SEC website at www.sec.gov

The SAI and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 450 5th Street NW, Washington, D.C. 20549-0102. The SAI and other information about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

FUND SERVICE PROVIDERS:

    CUSTODIAN                    TRANSFER AGENT               INDEPENDENT REGISTERED       DISTRIBUTOR
    STATE STREET BANK            BOSTON FINANCIAL             PUBLIC ACCOUNTING FIRM       FORESIDE FUND SERVICES
      AND TRUST                    DATA SERVICES              ERNST & YOUNG LLP            Portland, Maine
    Boston, Massachusetts        Kansas City, Missouri        Chicago, Illinois

                          (AMERICAN BEACON FUNDS LOGO)
               (FORMERLY KNOWN AS THE AMERICAN AADVANTAGE FUNDS)

                            SEC File Number 811-4984

American Beacon Funds is a service mark of AMR Corporation. PlanAhead Class is a registered service mark of American Beacon Advisors, Inc. American Beacon Small Cap Value Encore Fund is a service mark of American Beacon Advisors, Inc. American AAdvantage Funds is a registered service mark of AMR Corporation.

                       STATEMENT OF ADDITIONAL INFORMATION
                           AMERICAN BEACON FUNDS(SM)
                (formerly known as the American AAdvantage Funds)

                        SMALL CAP VALUE ENCORE FUND(SM)

                            -- INSTITUTIONAL CLASS --
                            -- PLANAHEAD CLASS(R) --
                               -- SERVICE CLASS --

                                SEPTEMBER 1, 2005

      The American Beacon Small Cap Value Encore Fund (the "Fund") is a separate investment portfolio of the American Beacon Funds (the "Trust"), a no-load, open-end, diversified management investment company organized as a Massachusetts business trust on January 16, 1987. The Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. This Statement of Additional Information ("SAI") relates to the Institutional Class, PlanAhead Class and Service Class of shares of the Fund, which are the sole classes of shares offered by the Fund.

      This Statement of Additional Information ("SAI") should be read in conjunction with the combined Institutional Class, PlanAhead Class, and Service Class prospectus for the Fund, dated September 1, 2005, (the "Prospectus"), copies of which may be obtained without charge by calling (800) 388-3344 or by visiting the Fund's website at www.americanbeaconfunds.com. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.

                                TABLE OF CONTENTS

Non-Principal Investment Strategies and Risks............................   2
Investment Restrictions..................................................   3
Temporary Defensive Position.............................................   4
Disclosure of Portfolio Holdings.........................................   4
Trustees and Officers of the Trust.......................................   5
Code of Ethics...........................................................  10
Proxy Voting Policies....................................................  10
Control Persons and 5% Shareholders......................................  10
Investment Advisory Agreements...........................................  11
Management, Administrative and Distribution Services.....................  11
Other Service Providers..................................................  12
Portfolio Managers.......................................................  12
Portfolio Securities Transactions........................................  15
Redemptions in Kind......................................................  16
Tax Information..........................................................  16
Description of the Trust.................................................  18
Other Information........................................................  19
Appendix A: Proxy Voting Policy and Procedures for the Trust.............  A-1

                  NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

      In addition to the investment strategies described in the Prospectus, the Fund may:

      1. Invest up to 20% of its total assets in debt securities that are investment grade at the time of purchase, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed securities, asset-backed securities, master-demand notes, Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances, commercial paper and other notes, and other debt securities. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security, such as Standard & Poor's Ratings Services ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. Obligations rated in the fourth highest rating category are limited to 25% of the Fund's debt allocations. The Fund, at the discretion of the Manager, may retain a debt security that has been downgraded below the initial investment criteria.

      2. Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

      3. Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act"), or exemptive relief granted by the Securities and Exchange Commission ("SEC").

      4. Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund's investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law. The Manager receives compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation depends on the income generated by the loan of the securities. The Fund continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized.

      5. Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

      6. Purchase securities in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). The Fund will not invest more than 15% of its net assets in
      Section 4(2) securities and illiquid securities unless the Manager determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Trust's Board of Trustees ("Board") that any
      Section 4(2) securities held by the Fund in excess of this level are at all times liquid.

                             INVESTMENT RESTRICTIONS

      The Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

            Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

      In addition to the investment limitations noted in the Prospectus, the following nine restrictions have been adopted by the Fund and may be changed with respect to the Fund only by the majority vote of the Fund's outstanding interests. "Majority of the outstanding voting securities" under the 1940 Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders' meeting or (b) more than 50% of the shares of the Fund.

The Fund may not:

      1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

      2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

      3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

      4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

      5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

      6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

      7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund's total assets; or

      8. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry, provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.

      The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

      The following non-fundamental investment restrictions apply to the Fund and may be changed with respect to the Fund by a vote of a majority of the Board. The Fund may not:

      1. Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

      2. Purchase securities on margin or effect short sales, except that the Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.

      The Fund may invest up to 10% of its total assets in the securities of other investment companies to the extent permitted by law. In addition, pursuant to exemptive relief granted by the SEC, the Fund may invest up to 25% of its total assets in the aggregate of the Money Market Portfolio, Municipal Money Market Portfolio, and U.S. Government Money Market Portfolio (the "Money Market Portfolios") of the American Beacon Master Trust. The Fund may incur duplicate advisory or management fees when investing in another mutual fund.

                          TEMPORARY DEFENSIVE POSITION

      While assuming a temporary defensive position, the Fund may invest in cash or cash equivalent short-term investment grade obligations, including: obligations of the U.S. Government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers' acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund publicly discloses portfolio holdings information as follows:

      1. a complete list of holdings for the Fund on an annual and semi-annual basis in the reports to shareholders and publicly available filings of Form N-CSR with the SEC within sixty days of the end of each fiscal semi-annual period;

      2. a complete list of holdings for the Fund as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;

      3. a complete list of holdings for the Fund as of the end of each month on the Fund's website (www.americanbeaconfunds.com) approximately thirty days after the end of the month; and

      4. top ten holdings for the Fund as of the end of each calendar quarter on the Fund's website and in sales materials approximately thirty days after the end of the calendar quarter.

      Occasionally, certain interested parties - including individual investors, institutional investors, intermediaries that distribute shares of the Fund, third-party service providers, rating and ranking organizations, and others - may request portfolio holdings information that has not yet been publicly disclosed by the Fund. As a policy, the Fund controls the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the "Holdings Policy"). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only where it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders.

Third Party Service Providers. The Fund has ongoing arrangements with third party service providers that require access to holdings to provide services necessary to the Fund's operations ("service providers"). These service providers routinely receive complete portfolio holdings information prior to the public disclosure of such information. The service providers have a duty to keep the Fund's nonpublic information confidential either through written contractual arrangements with the Manager, the Fund or by the nature of their role with respect to the Fund. The Fund has determined that selective and complete disclosure of holdings information to the following service providers fulfills a legitimate business purpose and is in the best interest of shareholders: State Street Bank & Trust Co. ("State Street") and Ernst & Young LLP. State Street serves as the Trust's custodian, accountant, securities lending agent, and pricing agent. State Street has access to complete Fund holdings on a daily basis with no lag. Ernst & Young LLP serves as the independent registered public accounting firm for the Trust. Ernst & Young receives complete Fund holdings on a semi-annual basis within a few business days of the end of each fiscal semi-annual period.

Rating and Ranking Organizations. The Fund has ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Fund. The Fund has determined that selective and complete disclosure of holdings information to rating and ranking organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Fund in comparison to other mutual funds. The Fund has the following arrangements with rating and ranking organizations for periodic disclosure of holdings and other related portfolio information:

Organization                         Frequency of Disclosure                        Lag
------------                         -----------------------    ------------------------------------------
Bloomberg                                  Quarterly            Day following disclosure on Fund's website
Lipper/Reuters                             Monthly              5 business days
Morningstar                                Monthly              Day following disclosure on Fund's website
Standard & Poor's Ratings Services         Monthly              2 business days
Thomson Financial Research                 Quarterly            Day following disclosure on Fund's website

      The rating and ranking organizations receiving Fund holdings information prior to disclosure on the Fund's website have provided written assurances that they will keep the information confidential and will not trade based on the information. For those rating and ranking organizations that have not provided such assurances, the Fund withholds disclosure of holdings information until the day following disclosure on the Fund's website.

Other Disclosure. Selective disclosure of nonpublic portfolio holdings information to parties other than rating and ranking organizations or service providers must meet all of the following conditions:

      1. Recipients of portfolio holdings information must agree in writing to keep the information confidential and not to trade based on the information;

      2.    Holdings may only be disclosed as of a month-end date;

      3. No compensation may be paid to the Fund, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

      4. A member of the Manager's Compliance Department must approve requests for holdings information.

      In determining whether to approve a request for portfolio holdings disclosure, the Compliance Department shall consider the type of requestor and its relationship to the Fund, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style of the Fund for which holdings have been requested (e.g. passive versus active management), and any other factors it deems relevant. In its analysis, the Compliance Department shall attempt to uncover any apparent conflict between the interests of Fund shareholders on the one hand and those of the Manager or any affiliated person of the Fund on the other. For example, the Compliance Department will inquire whether the Manager has entered into any special arrangements with the requestor to share confidential portfolio holdings information in exchange for a substantial investment in the Fund or other products managed by the Manager. Any potential conflicts between shareholders and affiliated persons of the Fund that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager will present the details of the request to the Board who will either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining the requests for selective disclosure and any violations of the Holdings Policy during the period.

      The Compliance Department will determine whether a historical pattern of requests by the same individual or entity constitutes an "ongoing arrangement" and thus requires disclosure in the SAI.

                       TRUSTEES AND OFFICERS OF THE TRUST

      The Board provides broad supervision over the Trust's affairs. The Manager is responsible for the management of Trust assets, and the Trust's officers are responsible for the Trust's operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-eight funds in the fund complex that includes the Trust, the American Beacon Master Trust (the "Master Trust"), the American Beacon Mileage Funds, and the American Beacon Select Funds.

                           POSITION, TERM OF OFFICE
                           AND LENGTH OF TIME SERVED
NAME, AGE AND ADDRESS            WITH THE TRUST        PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------     --------------------------   ---------------------------------------------------------------------
INTERESTED TRUSTEES

                                     Term
                              Lifetime of Trust
                               until removal,
                               resignation or
                                 retirement*

William F. Quinn** (57)     Trustee and President      President(1986-Present) and Director (2001-Present), American Beacon
                             of Trust since 1987       Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989,
                                                       2003-Present), American Airlines Federal Credit Union; Director,
                                                       Crescent Real Estate Equities, Inc. (1994-Present); Director,
                                                       Pritchard, Hubble & Herr, LLC (investment advisor) (2001-Present);
                                                       Director of Investment Committee, Southern Methodist University
                                                       Endowment Fund (1996-Present); Member of Advisory Board, Southern
                                                       Methodist University Cox School of Business (1999-2002); Member of
                                                       Pension Manager Committee, New York Stock Exchange (1997-1998,
                                                       2000-2002); Vice Chairman, Committee for the Investment of Employee
                                                       Benefits (2004-Present); Chairman of Defined Benefit Sub-Committee,
                                                       Committee for the Investment of Employee Benefits (1982-2004);
                                                       Director, United Way of Metropolitan Tarrant County (1988-2000,
                                                       2004-Present); Trustee, American Beacon Mileage Funds (1995-Present);
                                                       Trustee, American Beacon Master Trust (1995-Present); Trustee,
                                                       American Beacon Select Funds (1999-Present).

Alan D. Feld** (68)          Trustee since 1996        Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
                                                       (1960-Present); Director, Clear Channel Communications (1984-Present);
                                                       Trustee, CenterPoint Properties (1994-Present); Trustee, American
                                                       Beacon Mileage Funds (1996-Present); Trustee, American Beacon Master
                                                       Trust (1996-Present); Trustee, American Beacon Select Funds
                                                       (1999-Present).

NON-INTERESTED TRUSTEES

                                    Term
                             Lifetime of Trust
                              until removal,
                              resignation or
                                retirement*

W. Humphrey Bogart (60)      Trustee since 2004        Consultant, New River Canada Ltd. (mutual fund servicing company)
                                                       (1998-2003); Board Member, Baylor University Medical Center Foundation
                                                       (1992-2004); Trustee, American Beacon Mileage Funds (2004-Present);
                                                       Trustee, American Beacon Master Trust (2004-Present); Trustee,
                                                       American Beacon Select Funds (2004-Present).

Brenda A. Cline (44)         Trustee since 2004        Vice President, Chief Financial Officer, Treasurer and Secretary,
                                                       Kimbell Art Foundation (1993-Present); Trustee, Texas Christian
                                                       University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a
                                                       Cook Children's Health Foundation) (2001-Present); Trustee, American
                                                       Beacon Mileage Funds (2004-Present); Trustee, American Beacon Master
                                                       Trust (2004-Present); Trustee, American Beacon Select Funds
                                                       (2004-Present).

Richard A. Massman (61)      Trustee since 2004        Senior Vice President and General Counsel, Hunt Consolidated, Inc.
                                                       (holding company engaged in energy, real estate, farming, ranching and venture capital activities) (1994-Present); Trustee, American Beacon
                                                       Mileage Funds (2004-Present); Trustee, American Beacon Master Trust
                                                       (2004-Present); Trustee, American Beacon Select Funds (2004-Present).

Stephen D. O'Sullivan (69)   Trustee since 1987        Consultant (1994-Present); Trustee, American Beacon Mileage Funds
                                                       (1995-Present); Trustee, American Beacon Master Trust (1995-Present);
                                                       Trustee, American Beacon Select Funds (1999-Present).

R. Gerald Turner (59)        Trustee since 2001        President, Southern Methodist University (1995-Present); Director,
225 Perkins Admin. Bldg.                               ChemFirst (1986-2002); Director, J.C. Penney Company, Inc.
Southern Methodist Univ.                               (1996-Present); Director, California Federal Preferred Capital Corp.
Dallas, Texas 75275                                    (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing)
                                                       (2003-Present); Director, First Broadcasting Investment Partners, LLC
                                                       (2003-Present); Member, United Way of Dallas Board of Directors;
                                                       Member, Salvation Army of Dallas Board of Directors; Member, Methodist
                                                       Hospital Advisory Board; Member, Knight Commission on Intercollegiate
                                                       Athletics; Trustee, American Beacon Mileage Funds (2001-Present);
                                                       Trustee, American Beacon Master Trust (2001-Present); Trustee,
                                                       American Beacon Select Funds (2001-Present).

                            POSITION, TERM OF OFFICE
                            AND LENGTH OF TIME SERVED
NAME, AGE AND ADDRESS            WITH THE TRUST          PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------      --------------------------   -----------------------------------------------------------------------
NON-INTERESTED TRUSTEES (CONTINUED)

Kneeland Youngblood (49)     Trustee since 1996         Managing Partner, Pharos Capital Group, LLC (a private equity firm)
100 Crescent Court           Chairman since 2005        (1998-Present); Director, Burger King Corporation (2004-Present);
Suite 1740                                              Trustee, The Hockaday School (1997-Present); Director, Starwood Hotels
Dallas, Texas 75201                                     and Resorts (2001-Present); Member, Council on Foreign Relations
                                                        (1995-Present); Director, Just For the Kids (1995-2001); Director, L&B
                                                        Realty Advisors (1998-2000); Trustee, Teachers Retirement System of
                                                        Texas (1993-1999); Director, Starwood Financial Trust (1998-2001);
                                                        Trustee, St. Mark's School of Texas (2002-Present); Trustee, American
                                                        Beacon Mileage Funds (1996-Present); Trustee, American Beacon Master
                                                        Trust (1996-Present); Trustee, American Beacon Select Funds
                                                        (1999-Present).

OFFICERS

                                   Term
                                 One Year

Brian E. Brett (44)            VP since 2004            Vice President, Director of Sales, American Beacon Advisors, Inc.
                                                        (2004-Present); Regional Vice President, Neuberger Berman, LLC
                                                        (investment advisor) (1996-2004).

Nancy A. Eckl (43)             VP since 1990            Vice President, Trust Investments, American Beacon Advisors, Inc.
                                                        (1990-Present).

Michael W. Fields (51)         VP since 1989            Vice President, Fixed Income Investments, American Beacon Advisors,
                                                        Inc. (1988-Present).

Barry Y. Greenberg (42)      VP since 1995 and          Vice President, Legal, Compliance and Administration, American Beacon
                           Secretary since 2004         Advisors, Inc. (1995-Present); Director, Pritchard, Hubble & Herr, LLC
                                                        (investment advisor) (2004-Present).

Rebecca L. Harris (38)     Treasurer since 1995         Vice President, Finance, American Beacon Advisors, Inc. (1995-Present).

John B. Roberson (47)          VP since 1989            Vice President, Client Relations & Special Projects, American Beacon
                                                        Advisors, Inc. (2004-Present); Vice President, Director of Sales,
                                                        American Beacon Advisors, Inc. (1991-2004); Director, Pritchard,
                                                        Hubble & Herr, LLC (investment advisor) (2001-Present).

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") has provided legal services within the past two years to one or more of the Trust's sub-advisors.

      The Trust has an Audit and Compliance Committee ("Audit Committee"), consisting of Ms. Cline and Mr. O'Sullivan. Mr. Youngblood, as Chairman of the Trust, serves on the Audit Committee in an ex-officio capacity. None of the members of the committee are "interested persons" of the Trust, as defined by the 1940 Act. As set forth in its charter, the primary duties of the Trust's Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Fund and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent auditors; (d) to oversee the Trust's compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management's implementation and enforcement of the Trust's compliance policies and procedures ("Compliance Program"); and (e) to coordinate the Board's oversight of the Trust's Chief Compliance Officer in connection with his or her implementation of the Trust's Compliance Program.

      The Trust has a Nominating and Governance Committee ("Nominating Committee") that is comprised of Messrs. Feld and Turner. Mr. Youngblood, as Chairman of the Trust, serves on the Nominating Committee in an ex-officio capacity. As set forth in its charter, the Nominating Committee's primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential "interested" members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Fund.

      The Trust has an Investment Committee that is comprised of Messrs. Bogart, Massman and Quinn. Mr. Youngblood, as Chairman of the Trust, serves on the Investment Committee in an ex-officio capacity. As set forth in its charter, the Investment Committee's primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation.

      Since the Fund was not yet operational, no Trustees owned shares of the Fund as of the calendar year ended December 31, 2004. The following table shows the dollar range of each Trustee's ownership in the Trust as a whole as of the calendar year ended December 31, 2004.

                             OWNERSHIP IN THE
                                TRUST ON AN
    NAME OF TRUSTEE          AGGREGATE BASIS
-----------------------      ---------------
Interested Trustees
  William F. Quinn            Over $100,000
  Alan D. Feld                Over $100,000
Non-Interested Trustees
  W. Humphrey Bogart         $10,001-$50,000
  Brenda A. Cline            $10,001-$50,000
  Richard A. Massman         $10,001-$50,000
  Stephen D. O'Sullivan       Over $100,000
  R. Gerald Turner            Over $100,000
  Kneeland Youngblood          $1-$10,000

      During the two most recently completed calendar years, Akin, Gump provided legal services to American Airlines, Inc., an affiliate of the Manager. Mr. Feld has advised the Trust that, during this period, he had no material involvement in the services provided by Akin, Gump to American Airlines, Inc., that he received no material benefit in connection with these services, and that Akin, Gump did not provide legal services to the Manager or AMR Corporation during this period.

      As compensation for their service to the Trust, the American Beacon Mileage Funds, the American Beacon Select Funds and the Master Trust (collectively, the "Trusts"), Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses receive free air travel from American Airlines, Inc., an affiliate of the Manager. The Trusts pay American Airlines, Inc. the flight service charges incurred for these travel arrangements. The Trusts compensate each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American Airlines, Inc., already receives flight benefits. Mr. O'Sullivan receives an annual retainer of $40,000, plus $1,250 for each Board meeting attended. Trustees are also reimbursed for any expenses incurred in attending Board meetings. These amounts (excluding reimbursements) are reflected in the following table for the fiscal year ended October 31, 2004. The compensation amounts below include the flight service charges paid by the Trusts to American Airlines, Inc.

                                                 Pension or Retirement       Total Compensation
                    Aggregate Compensation    Benefits Accrued as Part of      From the Trusts
Name of Trustee         From the Trust            the Trust's Expenses           (27 funds)
----------------    ----------------------    ---------------------------    ------------------
                                      INTERESTED TRUSTEES
William F. Quinn            $     0                       $0                       $     0
Alan D. Feld                $12,759                       $0                       $32,579

                                    NON-INTERESTED TRUSTEES

Brenda A. Cline*            $ 6,377                       $0                       $16,283
Ben Fortson**               $ 1,882                       $0                       $ 4,805
Richard A. Massman*         $ 4,788                       $0                       $12,226
Stephen D. O'Sullivan       $17,624                       $0                       $45,000
R. Gerald Turner            $ 4,948                       $0                       $12,634
Kneeland Youngblood         $11,243                       $0                       $28,707

* Mr. Bogart, Ms. Cline and Mr. Massman were elected as Trustees in August 2004.

** Mr. Fortson retired from the Trust effective February 28, 2002. He now serves as Trustee Emeritus.

      The Boards have adopted an Emeritus Trustee and Retirement Plan. The Plan provides that a Trustee who has reached the age of 70 is eligible to elect Trustee Emeritus status. Alternately, a Trustee who has served on the Board of one or more Trusts for at least 5 years may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status. A person may serve as a Trustee Emeritus and receive related retirement benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds. Ben Fortson currently serves as Trustee Emeritus to the Trusts.

      During the term that the Trustee Emeritus serves, each Trustee Emeritus and his or her spouse will receive American Airlines, Inc. annual flight benefits plus reimbursement to the Trustee Emeritus of any tax liability relating to such flights during the term that such person serves as a Trustee Emeritus. Such flight benefits, including the taxes that are payable with respect to such benefits, shall not exceed a maximum annual value to the Trustee Emeritus of $40,000.

APPROVAL OF SUPPLEMENT TO MANAGEMENT AGREEMENT

      At their May 25, 2005 meeting, the Trustees considered the approval of a supplement to the existing Management Agreement between the Manager and the Trust with respect to the Fund. Under the terms of the supplement, the Manager will receive an annual fee of 0.10% of the net assets of the Fund. The remaining terms and conditions of the Management Agreement between the Manager and the Trust remain unchanged. As part of the approval process, legal counsel to the Trust and the non-interested Trustees sent an information request letter to the Manager seeking certain relevant information. The Manager's response was provided to the Trustees for their review prior to their meeting, and the Trustees were provided with the opportunity to request any additional materials.

      The Trustees considered, among other materials, responses by the Manager to inquiries requesting:

   - a description of the basic investment objectives and strategies of the Fund;

   - a description of the professional personnel who primarily will perform services for the Fund, including a summary of their education and recent business experience and responsibilities;

   -  a comparison of proposed Fund expenses versus comparable mutual funds;

   - an analysis of the proposed fees to be paid to the Manager and a description of the terms of any anticipated cap on a Fund's total annual operating expenses;

   - a discussion regarding the potential profitability of the Manager as a result of its services to the Fund; and

   - any other information the Manager believed material to the Trustees' consideration of the supplement.

         [ADD DISCUSSION FROM BOARD MINUTES REGARDING CONSIDERATIONS AND
                            CONCLUSIONS OF TRUSTEES]

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

      At their May 25, 2005 meeting, the Trustees considered the approval of each Investment Advisory Agreement between the Fund and the sub-advisors. As part of the approval process, legal counsel to the Trust and the non-interested Trustees sent information request letters to each sub-advisor seeking certain relevant information. The responses by the sub-advisors were provided to the Trustees for their review prior to their meeting, and the Trustees were provided with the opportunity to request any additional materials.

      The Trustees considered, among other materials, responses by the sub-advisors to inquiries requesting:

   - a comparison of the investment performance of accounts managed by the sub-advisor, including investment companies (if any) that have investment objectives and policies comparable to the Fund with the performance of applicable peer groups and indices;

   - a description of the proposed sub-advisory fee to be paid to the sub-advisor, including a comparison with fee rates charged by the sub-advisor to other clients for which it provides comparable services;

   - a cost/profitability analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to the Fund, if available;

   - an evaluation of any other benefits to the firm or Fund as a result of their relationship, if any;

   - a description of the sub-advisor's principal business activities, aside from its services to the Fund, and any advantages or disadvantages that may accrue to the Fund due to the sub-advisor's involvement in other activities;

   - a copy of the firm's most recent audited or unaudited financial statements as well as Parts I and II of its Form ADV;

   - a description of the firm's affiliation with any broker-dealer or public company;

   -  a discussion of any anticipated change in the firm's controlling persons;

   - a description of the firm's insurance coverage with regards to the services provided to the Fund;

   - a description of the scope of portfolio management services to be provided to the Fund, including whether such services differ from the services provided to other clients, including other registered investment companies;

   - a description of the personnel who will be assigned primary responsibility for managing the Fund;

   - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

   -  a discussion of the firm's disaster recovery plans;

   - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

   - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

   - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

   - a description of the firm's compliance program, including identification of the chief compliance officer and any material compliance problems encountered since its adoption;

   - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit; and

   - a description of any actual or potential conflicts of interest that the firm anticipates it will experience in managing the Fund.

      Legal counsel provided the Trustees with a memorandum detailing their responsibilities pertaining to the approval of the Management and Investment Advisory Agreements. This memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

      In determining whether to approve the supplement to the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of the Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the material submitted in support of the approval.

         [ADD DISCUSSION FROM BOARD MINUTES REGARDING CONSIDERATIONS AND
                            CONCLUSIONS OF TRUSTEES]

                                 CODE OF ETHICS

      The Manager, the Trust, and the sub-advisors have each adopted a Code of Ethics ("Code") under Rule 17j-1 of the 1940 Act. Each Code significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase or sale by any Fund. In addition, the Manager's and Trust's Codes require employees to report trades in shares of the Trust. Each Code is on public file with, and may be obtained from, the SEC.

                              PROXY VOTING POLICIES

      From time to time, the Fund may own a security whose issuer solicits a proxy vote on certain matters. The Trust has adopted a Proxy Voting Policy and Procedures (the "Policy") that sets forth guidelines and procedures designed to ensure that the Manager and sub-advisors vote such proxies in the best interests of Fund shareholders. The Policy includes procedures to address potential conflicts of interest between the Funds' shareholders and the Manager, the sub-advisors or their affiliates. Please see Appendix A for a copy of the Policy. The Fund's proxy voting record for the most recent year ended June 30 will be available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC's website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC's website.

                       CONTROL PERSONS AND 5% SHAREHOLDERS

      As of the September 1, 2005 inception of the Institutional, PlanAhead and Service Class shares of the

Fund, the Manager owned 100% of the shares of each class of the Fund. The Trustees and Trust officers did not own shares of the Fund as of its inception.

                         INVESTMENT ADVISORY AGREEMENTS

      The Fund's sub-advisors are listed below with information regarding their controlling persons or entities. According to the 1940 Act, a person or entity with control with respect to an investment advisor has "the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company." Persons and entities affiliated with each sub-advisor are considered affiliates for the portion of Fund assets managed by that sub-advisor.

                                                                                                      Nature of Controlling
                                                                                                        Person/Entity's
Sub-Advisor                                       Controlling Person/Entity        Basis of Control         Business
-----------                                 ------------------------------------   ----------------   ---------------------
Dreman Value Management, LLC                 Dreman Family 1988 Trust, Holly A.    Majority Owners     Financial Services
                                            Dreman, Carlyn S. McCaffrey, Solomon
                                                          B. Dreman
                                                       David N. Dreman              Minority Owner
Metropolitan West Capital Management, LLC      Principals of Metropolitan West     Majority Owners     Financial Services
                                                   Capital Management, LLC
SSgA Funds Management, Inc.                       State Street Corporation            Parent Co.       Financial Services

      The Manager has agreed to pay an annualized advisory fee to the sub-advisors of the Fund according to the following schedules:

                        Dreman Value Management, LLC
                        0.55% on all assets under management,

                        Metropolitan West Capital Management, LLC
                        0.50% on the first $75 million in assets
                        0.45% on the next $75 million in assets
                        0.40% on assets over $150 million

                        SSgA Funds Management, Inc.
                        0.60% on the first $25 million
                        0.50% on the next $25 million
                        0.45% on the next $50 million
                        0.40% on assets over $100 million

      Each Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than thirty (30) days' nor more than sixty (60) days' written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreements will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

      Foreside Fund Services, LLC, located at Two Portland Square, 1st Floor, Portland, Maine 04101, is the distributor and principal underwriter of the Fund's shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, the American Beacon Mileage Funds and the American Beacon Select Funds.

              MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

      The Manager is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and is paid a management fee as compensation for paying investment advisory fees and for providing the Trust with advisory and asset allocation services. Pursuant to management and administrative services agreements, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust's operations. This includes:

            -     complying with reporting requirements;

            -     corresponding with shareholders;

            - maintaining internal bookkeeping, accounting and auditing services and records; and

            - supervising the provision of services to the Trust by third parties.

      In addition to its oversight of the sub-advisors, the Manager invests the portion of Fund assets that the sub-advisors determine to be allocated to high quality short-term debt obligations.

      The Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund's existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of non-interested Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by sub-advisors to the investment style of the Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisors; and any extraordinary expenses of a nonrecurring nature.

      In addition to the management fee, the Manager is paid an administrative services fee equal to 0.25% of the Fund's average daily net assets for providing administrative and management services (other than investment advisory services) to the Fund.

      The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, is paid up to 0.25% per annum of the average daily net assets of the Service Class of the Fund for distribution-related services, including expenses relating to selling efforts of various broker-dealers, transfer agency fees and the preparation and distribution of Service Class advertising material and sales literature. The Manager will receive these fees regardless of the amount of the Manager's actual expenses related to distribution efforts on behalf of the Service Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution-related expenditures for the Service Class. The Manager anticipates that the distribution plan will benefit shareholders by providing broader access to the Fund through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Fund.

      The PlanAhead and Service Classes have each adopted a Service Plan (collectively, the "Plans"). The Plans provide that the Fund's PlanAhead and Service Class will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the Board). The Manager or these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of PlanAhead and Service Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of the Fund's "Other Expenses" in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Plans. Thus, the Manager may realize a profit or a loss based upon its actual servicing-related expenditures for the Service Class. The primary expenses expected to be incurred under the Plans are transfer agency fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers.

                             OTHER SERVICE PROVIDERS

      State Street, located in Boston, Massachusetts, is the transfer agent for the Trust and provides transfer agency services to Fund shareholders through its affiliate Boston Financial Data Services, located in Kansas City, Missouri. State Street also serves as custodian for the Fund. In addition to its other duties as custodian, pursuant to instructions given by the Manager, State Street invests certain excess cash balances of certain funds in various futures contracts. The independent registered public accounting firm for the Fund is Ernst & Young LLP, Chicago, Illinois.

                               PORTFOLIO MANAGERS

      The portfolio managers to the Fund (the "Portfolio Managers") have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by each Portfolio Manager's firm and is set forth below. The number of accounts and assets is shown as of June 30, 2005.

                                              NUMBER OF OTHER ACCOUNTS MANAGED        NUMBER OF ACCOUNTS AND ASSETS FOR
                                                 AND ASSETS BY ACCOUNT TYPE        WHICH ADVISORY FEE IS PERFORMANCE-BASED
                                            ------------------------------------   ---------------------------------------
NAME OF                                     REGISTERED   OTHER POOLED              REGISTERED     OTHER POOLED
INVESTMENT ADVISOR AND                      INVESTMENT    INVESTMENT     OTHER     INVESTMENT      INVESTMENT      OTHER
PORTFOLIO MANAGER                           COMPANIES      VEHICLES     ACCOUNTS   COMPANIES        VEHICLES      ACCOUNTS
-----------------                           ----------   ------------   --------   ----------     ------------    --------
American Beacon Advisors, Inc.
  Nancy A. Eckl
  Jeremy W. Merchant
  Adriana R. Posada
  William F. Quinn

Dreman Value Management, LLC
  David N. Dreman
  Nelson Woodard

Metropolitan West Capital Management, LLC
  Gary W. Lisenbee

SSgA Funds Management, Inc.
  Ric Thomas
  Chuck Martin
  John O'Connell

CONFLICTS OF INTEREST

      As noted in the table above, the Portfolio Managers manage accounts other than the Fund. This side-by-side management may present potential conflicts between a Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Manager and each sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of Fund and other accounts. The information regarding potential conflicts of interest of the sub-advisors was provided by each firm.

      The Manager Portfolio Managers of the Manager with responsibility for Fund are also responsible for managing, among other accounts, the pension assets for AMR Corporation and its subsidiaries ("AMR Pension Accounts"). These Portfolio Managers oversee fixed income assets managed internally by the Manager as well as equity and fixed income assets managed externally by sub-advisors who invest the assets of the Fund and AMR Pension Accounts. The same investment process and overall investment strategies are used for both the Fund and the AMR Pension Accounts.

            Dreman Value Management, LLC ("Dreman") Dreman manages clients' accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies, Dreman utilizes a model portfolio and rebalances client accounts whenever changes are made to the model portfolio. In addition, Dreman aggregates its trades and allocates the trades to all client accounts in an equitable manner. Dreman strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of Dreman eliminates any potential or apparent conflicts of interest that could arise when a Portfolio Manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. Dreman does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However, the hedge fund is treated like any other client account and trades done for the hedge fund are generally aggregated with trades done for Dreman's regular client accounts. Dreman's investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

      Metropolitan West Capital Management, LLC ("MetWest Capital") MetWest Capital does not foresee any potentially material conflicts of interest in connection with the firm's concurrent management of the Fund and other accounts.

      SSgA Funds Management, Inc. ("SSgA") When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. SSgA has adopted policies and procedures designed to address these potential material conflicts. For instance, Portfolio Managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

COMPENSATION

      The Portfolio Managers are compensated in various forms by their respective investment advisor. Following is a description provided by each investment advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager.

      The Manager Compensation of the Manager's Portfolio Managers is comprised of base salary, annual cash bonus, and in some cases, stock appreciation rights awards. Each Portfolio Manager's base annual salary is fixed. The Manager determines base salary based upon comparison to industry salary data. In addition, all Portfolio Managers participate in the Manager's annual cash bonus plan. The amount of the total bonus pool is based upon several factors including
(i) profitability of the Manager, (ii) return on equity of the Manager, and
(iii) the relative investment performance of separate account assets managed for affiliates of the Manager. Each Portfolio Manager has a target bonus award expressed as a percentage of base salary, which is determined by the Portfolio Manager's level of responsibility. Portfolio Managers are encouraged to pursue a low-volatility management approach that will provide above average returns with below average volatility. Bonus awards reflect their success in achieving this goal and other individual performance goals. Additionally, the following Portfolio Managers participate in the Manager's stock appreciation rights plan:
Nancy A. Eckl, Adriana R. Posada, and William F. Quinn. Participation in this plan is offered to senior-level personnel of the Manager, including non-Portfolio Managers. The valuation of stock appreciation rights is based upon the growth in the Manager's estimated stockholder's equity.

      Dreman The Fund has been advised that the sub-advisor has implemented a highly competitive compensation plan, which seeks to attract and retain exceptional Portfolio Managers who have demonstrated that they can consistently outperform the Fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the Portfolio Manager's performance measured utilizing both quantitative and qualitative factors.

      Dreman's Portfolio Managers are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry, specifically investment advisory firms. The variable component of Dreman's compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including Portfolio Managers and research analysts for their contributions to the Fund's performance relative to its benchmark.

      Portfolio Managers may receive equity in the form of units or fractional units of membership interest in the firm or they may receive stock appreciation rights, which enable them to participate in the growth of the firm. Dreman's membership units are valued based on a multiple of net profits, so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Portfolio Managers also participate in the firm's profit sharing plan, a defined contribution plan that allows the firm to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The firm's profit sharing plan is a non-discriminatory plan that benefits all employees of the firm including both Portfolio Managers and research analysts. Contributions to Dreman's profit sharing plan vest over a specified term. Finally, all employees of the firm, including investment professionals, receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

      The basis for determining the variable component of a Portfolio Manager's total compensation is determined through a subjective process that evaluates performance against several quantitative and qualitative factors including the following:

Quantitative factors:

   (i) Relative ranking of the portfolio's performance against its peers in the one, three and five year pre-tax investment performance categories as published by Lipper and Morningstar. The portfolio's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The Portfolio Manager is rewarded on a graduated scale for outperforming relative to his peers. The Fund's Lipper category is Small-Cap Value, and its Morningstar category is Small Value.

   (ii) Relative performance of the portfolio against the pre-determined indices for the product strategy against which the portfolio's performance is measured. The Portfolio Manager is rewarded on a graduated scale for outperforming relative to the portfolio's benchmark index for the one, two, three, five, and seven year periods depending upon the Portfolio Manager's tenure over the portfolio. The Fund's benchmark index is the Russell 2000 Value Index.

   (iii) Performance of the portfolio measured through attribution analysis models, which analyze the Portfolio Manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the Portfolio Manager performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

         (i) Ability to work well with other members of the investment professional team and mentor junior members,

         (ii) Contributions to the organizational overall success with new product strategies, and

         (iii) Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

      MetWest Capital The compensation structure for Portfolio Managers includes a base salary and bonus. Bonuses are based on overall firm performance and the individual's value added. As a partner of MetWest Capital, Mr. Lisenbee shares in the profits of the firm based on his percentage of ownership.

      SSgA The compensation of SSgA's Portfolio Managers is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

OWNERSHIP OF THE FUND

      As of the Fund's September 1, 2005 inception, no Portfolio Managers beneficially owned shares of the Fund.

                        PORTFOLIO SECURITIES TRANSACTIONS

      In selecting brokers or dealers to execute particular transactions, the sub-advisors are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), provision of statistical quotations (including the quotations necessary to determine the Fund's net asset value), and other information provided to the Fund and/or the sub-advisors (or their affiliates), provided, however, that the sub-advisor determines that it has received the best net price and execution available. The Manager does not allow the sub-advisors to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Fund shares by those broker-dealers. The sub-advisors are also authorized to cause the Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Board, the Manager, or the sub-advisors, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the sub-advisor exercises investment discretion.

The fees of the sub-advisors are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, the sub-advisors (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940
Act) for doing so. The Fund's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund's cash flows. High portfolio activity increases the Fund's transaction costs, including brokerage commissions, and may result in a greater number of taxable transactions.

      The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each sub-advisor is to seek the best net price and execution available. It is expected that securities ordinarily will be purchased in the primary markets, and that in assessing the best net price and execution available, each sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

      The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If a sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor any of the sub-advisors receive any benefits from the commission recapture program. A sub-advisor's participation in the brokerage commission recapture program is optional. Each sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor's obligation to seek the best execution available.

                               REDEMPTIONS IN KIND

      Although the Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transaction costs.

                                 TAX INFORMATION

TAXATION OF THE FUND

      To continue to qualify for treatment as a regulated investment company under the Tax Code ("RIC"), the Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

      - Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or certain other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies ("Income Requirement");

      - Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities and (2) not more than 25% of the value of its total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer or any two or more issuers that are controlled by the Fund and engaged in the same, similar or related businesses ("Diversification Requirement"); and

      - Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income plus the excess of net short-term capital gain over net long-term capital loss, all determined without regard to any deduction for dividends paid) ("Distribution Requirement").

      If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions -- including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) -- as taxable dividends to the extent of the Fund's earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is "qualified dividend income" would be taxable at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

TAXATION OF CERTAIN INVESTMENTS

      The Fund may acquire zero coupon or other securities issued with original issue discount and would have to take into account the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain.

      If the Fund acquires stock in a foreign corporation that is a "passive foreign investment company" ("PFIC") and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received by the Fund on the stock or of any gain realized by the Fund from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The Fund may avoid this tax and interest if it elects to treat the PFIC as a "qualified electing fund;" however, the requirements for that election are difficult to satisfy. The Fund currently does not intend to acquire securities that are considered PFICs.

      Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses a Fund realizes in connection therewith.

      The Fund may invest in certain futures contracts (other than "securities futures contracts," as defined in section 1234B(c) of the Tax Code) and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) - and certain foreign currency options and forward contracts with respect to which it makes a particular election - that will be "section 1256 contracts." Any section 1256 contracts the Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.

      Offsetting positions the Fund enters into or holds in any actively traded option, futures or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

      When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

      If the Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

TAXATION OF THE FUND'S SHAREHOLDERS

      Dividends or other distributions the Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reported by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

      If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and receive some portion of the price back as a taxable distribution even thought it represents in part a return of invested capital.

      The foregoing is only a summary of some of the important federal tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

                            DESCRIPTION OF THE TRUST

      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

      The Trust was originally created to manage money for large institutional investors, including pension and

401(k) plans for American Airlines, Inc. The following individuals are eligible for purchasing shares of the Institutional Class with an initial investment of less than $2 million: (i) employees of the Manager, (ii) officers and directors of AMR and (iii) members of the Trust's Board of Trustees. The PlanAhead Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. As a result, shareholders of the PlanAhead Class benefit from the economies of scale generated by being part of a larger pool of assets. The Service Class was created for individuals and other smaller investors investing in the Fund through third party intermediaries. The expense structure of the Service Class allows for payments to these intermediaries for providing shareholder services.

      The Fund utilizes a multi-manager approach designed to reduce volatility by diversifying assets over multiple investment management firms. Each sub-advisor is carefully chosen by the Manager through a rigorous screening process.

                                OTHER INFORMATION

      American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs)-ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets, whereas, EDRs are in bearer form and traded in European securities markets. These securities are not denominated in the same currency as the securities into which they may be converted. Investing in ADRs and EDRs involves greater risks than are normally present in domestic investments. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies.

      Asset-Backed Securities-Through the use of trusts and special purpose subsidiaries, various types of assets (primarily home equity loans, automobile and credit card receivables, other types of receivables/assets as well as purchase contracts, financing leases and sales agreements entered into by municipalities) are securitized in pass-through structures similar to Mortgage-Backed Securities, as described below. The Fund is permitted to invest in asset-backed securities under adverse market conditions, subject to the certain rating and quality requirements.

      Bank Deposit Notes-Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis, as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

      Bankers' Acceptances-Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      Borrowing Risks-The Fund may borrow for temporary purposes. Borrowing may exaggerate changes in the Fund's NAV and in its total return. Interest expense and other fees associated with borrowing may reduce the Fund's return.

      Cash Equivalents-Cash equivalents include certificates of deposit, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

      Certificates of Deposit-Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

      Commercial Paper-Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

      Convertible Securities-Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

      Cover-Transactions using forward contracts, futures contracts, options on futures contracts and written options ("Financial Instruments") expose a Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other forward contracts, options or futures contracts, or (2) cash, receivables and liquid assets, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, receivables, or liquid assets in a segregated account with its custodian in the prescribed amount.

      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Debentures-Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.

      Derivatives-Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses.

      Dollar Rolls-A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-backed securities on a specified future date. The other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. In a dollar roll transaction, the Fund will maintain with its custodian a segregated account containing high-grade liquid securities in an amount at least equal to the forward purchase obligation.

      Eurodollar and Yankeedollar obligations-Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

      Full Faith and Credit Obligations of the U.S. Government-Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.

      Futures Contracts-Futures contracts obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. Futures contracts will be traded for the same purposes as entering into forward contracts. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial deposit" consisting of cash or U.S. Government Securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. The Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

      Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If the Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

      To the extent that the Fund enters into futures contracts, in each case other than for bona fide hedging purposes (as defined by the Commodities Futures Trading Commission ("CFTC")), the aggregate initial margin will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts that the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts.

      Futures contracts require the deposit of initial margin valued at a certain percentage of the contract and possibly adding "variation margin" should the price of the contract move in an unfavorable direction. As with forward contracts, the segregated assets must be either cash or high-grade liquid debt securities.

      The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by a sub-advisor may still not result in a successful transaction.

      In addition, futures contracts entail risks. Although a sub-advisor may believe that use of such contracts will benefit the Fund, if that investment advisor's investment judgment about the general direction of, for example, an index is incorrect, the Fund's overall performance would be worse than if it had not entered into any such contract. In addition, there are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.

      General Obligation Bonds-General obligation bonds are secured by the pledge of the issuer's full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

      Illiquid Securities-Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

      Index Futures Contracts and Options on Index Futures Contracts-The Fund may invest in index futures contracts, options on index futures contracts and options on securities indices.

            Index Futures Contracts-U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and through their clearing corporations.

            At the same time a futures contract on an index is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required.

            Options on Index Futures Contracts-The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.

            The writing of a call option on a futures contract with respect to an index constitutes a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The purchase of a put option on a futures contract with respect to an index is similar in some respects to the purchase of protective put options on the Index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

      The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

      Stock index futures may be used on a continual basis to equitize cash so that the Fund may maintain maximum equity exposure. The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund would exceed 5% of the market value of the total assets of the Fund.

      Futures Contracts on Stock Indices-The Fund may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("Futures Contracts"). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund.

      In general, each transaction in Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount that approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

      Although Futures Contracts would be entered into for cash management purposes only, such transactions do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends, which may result in worse overall performance than if a Futures Contract had not been entered into.

      Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Fund. The Fund may not purchase or sell a Futures Contract (or options thereon) if immediately thereafter its margin deposits on its outstanding Futures Contracts (and its premium paid on outstanding options thereon) would exceed 5% of the market value of the Fund's total assets.

      Options on Securities Indices-The Fund may write (sell) covered call and put options to a limited extent on an index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Fund may forego the benefits of appreciation on the index or may pay more than the market price for the index pursuant to call and put options written by the Fund.

      By writing a covered call option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

            The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

            When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

            The Fund has adopted certain other non-fundamental policies concerning index option transactions that are discussed above. The Fund's activities in index options also may be restricted by the requirements of the Tax Code, for qualification as a RIC.

            The hours of trading for options on an index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

            Because options on securities indices require settlement in cash, the sub-advisors may be forced to liquidate portfolio securities to meet settlement obligations.

            Options on Stock Indices-The Fund may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indices generally are similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

            Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

      Interfund Lending-Pursuant to an order issued by the SEC, the Fund may participate in a credit facility whereby the Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other series of the Trusts for temporary purposes. The credit facility can provide the Fund with significant savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and the Fund has insufficient cash on hand to satisfy such redemptions. When the Fund liquidates portfolio securities to meet redemption requests, it often does not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.

      The credit facility will reduce the Fund's potential borrowing costs and enhance the ability of the lending series to earn higher rates of interest on their short-term lending. Although the credit facility will reduce the Fund's need to borrow from banks, the Fund remains free to establish lines of credit or other borrowing arrangements with banks.

      Loan Transactions-Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

      Securities loans will be made in accordance with the following conditions:
(1) the Fund must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Fund must be able to terminate the loan after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities;
(5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board to vote proxies.

      While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

      The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board as appropriate.

      Mortgage-Backed Securities-Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

            Collateralized Mortgage Obligations ("CMOs")-CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages, or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. The REMIC itself is generally exempt from federal income tax, but the income from the mortgages is reported by investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

            Mortgage Pass-Through Certificates-Mortgage pass-through certificates are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

            (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes")-GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

            (2) FHLMC Mortgage Participation Certificates ("Freddie Macs")-Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

            (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")-Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

            (4) Mortgage-Related Securities Issued by Private Organizations-Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

      Preferred Stock-A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      Ratings of Short-Term Obligations-The rating P-1 is the highest short-term rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

      Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1, A-2, or A-3.

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. Obligations rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 indicate good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

      Commercial paper and short-term debt considered to be prime credit quality by DBRS is rated R-1. Obligations of the highest credit quality are rated R-1
(high). These are entities possessing unquestioned ability to repay current liabilities as they fall due and maintaining strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Obligations rated R-1 (middle) are of superior credit quality and, in most cases, differ from R-1 (high) credits to only a small degree. Of satisfactory credit quality are obligations rated R-1 (low). For these entities, the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher-rating categories, but these considerations are still respectable.

      Repurchase Agreements-A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., the Fund) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement.

      The Fund may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of a sub-advisor, presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the Board. The Fund may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the Board during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

      In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, the Fund may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case the Fund may incur a loss if the proceeds to the Fund from the sale of the securities to a third party are less than the repurchase price.

      Reverse Repurchase Agreements-The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment advisor possessing investment authority. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which such Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

      Rights and Warrants-Rights are short-term warrants issued in conjunction with new stock issues. Warrants are options to purchase an issuer's securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. There is no specific limit on the percentage of assets the Fund may invest in rights and warrants, although the ability of the Fund to so invest is limited by its investment objective and principal strategies.

      Section 4(2) Securities-Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity.

      The Board and the applicable sub-advisor will carefully monitor the Fund's investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing the Fund's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

      Short Sales- In connection with the use of certain instruments based upon or consisting of one or more baskets of securities a sub-advisor may sell a security the Fund does not own, or in an amount greater than the Fund owns (i.e., make short sales). Generally, to complete a short sale transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed. If the price at the time of replacement is more than the price at which the security was sold by the Fund, the Fund will incur a loss. Conversely, the Fund will realize a gain if the price of the security decreases between selling short and replacement. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (a) maintain in a segregated account with its custodian cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

      U.S. Government Securities-U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government Securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

      U.S. Treasury Obligations-U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS and inflation-indexed securities.

      When-Issued and Forward Commitment Transactions- For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued (generally one to two months later). The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to the Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

      The Fund maintains with the Custodian a segregated account containing high-grade liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.

                                                                      APPENDIX A

                PROXY VOTING POLICY AND PROCEDURES FOR THE TRUST

                          AMR INVESTMENT SERVICES TRUST
                            AMERICAN AADVANTAGE FUNDS
                        AMERICAN AADVANTAGE MILEAGE FUNDS
                        AMERICAN AADVANTAGE SELECT FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

                          LAST AMENDED AUGUST 18, 2003

PREFACE

      Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of interest holders of the AMR Investment Services Trust and shareholders of the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds (collectively, the "Funds"). Therefore, these Proxy Voting Policy and Procedures (the "Policy") have been adopted by the Funds.

      The Funds are managed by AMR Investment Services, Inc. (the "Manager"). The Funds' Boards of Trustees have authorized the Manager to direct the Funds' custodian (the "Custodian") as to the voting of proxies on any assets held by the Funds that invest primarily in the securities of domestic U.S. issuers (the "Domestic Funds"), consistent with the Policy. The Policy sets forth the policies and procedures the Manager employs when voting proxies for the Domestic Funds, including the role of their investment subadvisers (the "Subadvisers"). Proxy voting for the Funds that invest primarily in the securities of foreign issuers (the "International Funds") has been delegated by the International Funds' Boards of Trustees to the subadvisers for those funds ("International Subadvisers"). For the securities held in their respective portion of each International Fund, the International Subadvisers make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the International Funds and approved of by their Boards of Trustees. The Policy includes the procedures that the Manager performs to monitor proxy voting by the International Subadvisers.

      For all of the Funds, the Manager seeks to ensure that proxies are voted in the best interests of Fund interest holders and shareholders (collectively, "shareholders"). For certain proxy proposals, the interests of the Manager and/or its affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill its fiduciary responsibility to shareholders in these circumstances, the Policy includes procedures established by the Manager for voting proxy proposals that potentially present a conflict of interests.

DOMESTIC FUNDS - PROCEDURES

      1. VOTING - The Funds follow a two-tiered approach to determine how to vote proxies. First, the Manager recognizes that a company's management has the responsibility for day-to-day operations and is usually in the best position to make recommendations regarding proxy proposals. Thus, the Custodian has been instructed by the Manager to vote with management's recommendations, unless it is notified to vote otherwise by the Manager in writing.

      Second, each Subadviser is responsible for evaluating proxy proposals related to securities held in the Domestic Fund(s) under their supervision and for determining whether the proxy should be voted with or against management's recommendation. A Subadviser shall rely on its own proxy voting policy for such evaluation determinations. If a Subadviser concludes that it will recommend voting against management's recommendation, the Subadviser will communicate its conclusion to the Manager in detail along with its proposed voting position.

      The assets of each Domestic Fund are allocated across multiple Subadvisers, and one Subadviser may reach a different conclusion with respect to the same proxy proposal for a security. As a result, the Manager has implemented the foregoing arrangement with the goal of voting all shares subject to the same proxy held by the Fund in the same direction (i.e. either for or against).

      Once the matter has been brought to the attention of the Manager, the Manager will conduct its analysis of the proxy proposal, which will include: (1) discussing the issue with any other Subadvisers holding the same security to determine their recommended voting position; (2) determining whether the Subadviser's recommendation could have been influenced by a potential conflict of interest; and (3) in some cases, consulting

                                                                      APPENDIX A

with a proxy voting service retained to assist in the objective review of proxy proposals. As part of its analysis, the Manager will follow the guidelines set forth in Domestic Funds - Policies below.

      Issues requiring analysis on a case-by-case basis will be voted according to the Subadviser's recommendation when the Funds owns less than 1% of the company's outstanding shares AND less than $3 million of the company's market capitalization.

      2. CONFLICTS OF INTEREST - The Manager maintains a list by Fund of all affiliated persons, including the Manager and its affiliates, the Subadvisers and their affiliates as well as the Funds' distributor and its affiliates. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, a Subadviser, the distributor or any of their affiliates and b) Fund shareholders. If a Subadviser recommends voting against management's recommendation for a particular proposal, the Manager will conduct an analysis based upon the following procedures to resolve these known potential conflicts as well as any unforeseen conflicts.

         a. PROXIES FOR AFFILIATED FUNDS - Each Fund has the ability to invest in the shares of any of the Money Market Funds. For example, the High Yield Bond Fund may purchase shares of the Money Market Fund. If the Money Market Fund issues a proxy for which the High Yield Bond Fund is entitled to vote, the Manager's interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund. In these cases, the Manager will vote in accordance with the Board of Trustees' recommendations in the proxy statement.

         b. BUSINESS / PERSONAL CONNECTIONS OF THE MANAGER - The Manager is a wholly owned subsidiary of AMR Corporation, which is a publicly owned corporation and the parent company of American Airlines, Inc. To avoid the appearance of any conflict of interests, the Funds are expressly prohibited from investing in the securities of AMR Corporation or any other airline company.

         The Manager could have an advisory client that issues a proxy or promotes a proxy proposal for which a Fund is entitled to vote. By taking a particular voting position on the proxy, it could be perceived by Fund shareholders that the Manager is favoring the advisory client over Fund shareholders in order to avoid harming its relationship with the advisory client. If the Manager is asked to render a decision regarding a proxy proposal issued or promoted by one of its advisory clients, the Manager will refer that proposal to the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

         In the event that a principal officer of the Manager has a personal relationship or connection with an issuer or proponent of a proxy proposal being considered by the Manager, the voting matter will be discussed with the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

         If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the Manager will refer that proposal to the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

         c. BUSINESS / PERSONAL CONNECTIONS OF THE SUBADVISERS - Each Subadviser (and its affiliates) is considered an affiliate of the portion of the Fund it manages. When the Manager receives a voting recommendation from a Subadviser, the Manager will request the Subadviser's disclosure of any business or personal relationships or connections that the Subadviser itself or its principals may have with the proxy issuer or any proponent of the proxy proposal. If the Subadviser's disclosure reveals any potential conflicts of interest, the Manager will not rely on the Subadviser's recommendation regarding the proxy proposal.

DOMESTIC FUNDS - POLICIES

      1. ROUTINE PROPOSALS - Routine proxy proposals are most commonly defined as those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. The proposals are consistent with industry standards as well as the corporate laws in the state of incorporation or organization. Traditionally, these include:

         A. Location of annual meeting

         B. Employee stock purchase plan

         C. Appointment of auditors

         D. Corporate strategy

                                                                      APPENDIX A

         E. Director compensation

         F. Director indemnification and liability protection

         G. Reincorporation

         H. Change of Corporate Form

      The Funds' policy is to SUPPORT management on these types of routine proposals but care must be exercised that each vote is weighed on its own merits. All situations will be viewed individually and independently with the focus on the financial interest of shareholders.

      2. SOCIAL, POLITICAL AND ENVIRONMENTAL PROPOSALS - Issues which can be characterized as non-financial or non-business issues involving social, political and environmental issues will result in voting to SUPPORT management. Financial interest of the Funds' shareholders will be the only consideration for investment decisions.

      3. SHAREHOLDER EQUALITY PROPOSALS - Issues that discriminate against other shareholders with the intention of reducing the value of the shareholders' stake will NOT BE SUPPORTED. Non-discriminatory proposals include:

         A. ANTI-GREENMAIL - Provisions that require that the price paid to the greenmailer must be extended to all shareholders of record will be supported.

         B. FAIR PRICE PROVISIONS - Provisions that guarantee an equal price to all shareholders will be supported.

      4. NON-ROUTINE PROPOSALS - Issues in this category are more likely to affect the structure and operation of the corporation and, therefore have a greater impact on the value of the shareholders' investment. All situations will be viewed individually and independently with the focus on the financial interests of Funds' shareholders.

      Various factors will contribute in the decision-making process assessing the financial interests of the Funds' shareholders. However, consideration should be given first and foremost to the board of directors. The board of directors oversees the management of the company, makes decisions on the most important issues and is a representative of the shareholders. To the degree that the majority of the board is independent, support should be for the board's recommendations. In addition, for proxies issued by registered investment companies ("RICs"), reference will be made to the Investment Company Institute's Report of the Advisory Group on Best Practices for Fund Directors ("ICI Best Practices") and any relevant SEC staff interpretations for guidance. However, all situations will be reviewed on a case-by-case basis.

      Management's record, strategy and tenure will contribute to the decision-making process. The tendency will be to side with management if, in the past, it has shown the ability to maximize company performance and thus, shareholder wealth, over the long term. Management will not be judged on a quarter-by-quarter basis, but judged on decisions that are consistent with the long-term interests of the shareholders of the company.

      Finally, decisions on non-routine proposals may be based on the sponsor of the proposal, percentage of ownership in the company and/or other relevant factors. Again, all situations will be reviewed on a case-by-case basis with the focus on the financial interest of the Funds' shareholders.

      The following are some specific issues that might directly impact the financial interest of the Funds' shareholders.

         A. BOARD OF DIRECTORS

            a. UNCONTESTED ELECTIONS - Uncontested candidates will be evaluated on a case-by-case basis; however, the Funds will generally SUPPORT management's slate during uncontested elections, particularly if independent. The company is the best judge of who is able and available to serve, and who will work well together.

            b. CONTESTED ELECTIONS - Contested candidates will be evaluated on a CASE-BY-CASE basis. Both slates of candidates will be evaluated based on a thorough analysis of each contesting side. For RICs, the board's proportion of independent directors and how each candidate would affect this proportion if elected will be considered. The ICI Best Practices recommend that at least two-thirds of a RIC's board be independent directors.

                                                                      APPENDIX A

               c. INDEPENDENT COMPENSATION COMMITTEE - An independent committee will best represent shareholder interests and guard against conflicts of interest in executive pay decisions. An independent committee will have no financial interest in the outcome.

               All situations regarding independent compensation committees will be evaluated on a case-by-case basis; however, the Funds will generally SUPPORT proposals for independent compensation committees.

               d. INDEPENDENT NOMINATING COMMITTEE - Proponents contend that independent directors selected by a committee of independent directors will be more likely to question the CEO's business judgements. Independent directors selected by CEOs, even if they have no affiliations with the company, may feel obligated to side with the CEO.

               Opponents contend that CEOs depend on outside directors for advice and support, and therefore must be involved in the decision-making process to ensure they can work comfortably together. Additionally, questions arise over the appropriateness of independent directors deciding on the composition and structure of the board, rather than individuals associated with the company.

               All situations regarding independent nominating committees will be evaluated on a case-by-case basis; however, the Funds will generally SUPPORT proposals for independent nominating committees.

               e. CLASSIFIED BOARDS - A typical classified board is divided into 3 groups with one group standing for election every third year. Proponents contend that shareholders benefit from the structure as classified boards provide stability of leadership and continuity of management and policy. Long-term company value depends on continuity and stability in governance, which classified boards provide.

               Opponents contend that an annual election of directors increases accountability and responsiveness of directors to all the varying interests on the board and thus contributes to sound corporate governance. Secondly, shareholders would be deprived of takeover premiums. A potential acquirer, needing 2 years to gain a majority position on the board, may refrain from even attempting to win control. Therefore, this barrier to control depreciates the value of the company.

               All situations will be viewed individually and independently but the Funds' policy is to SUPPORT classified boards. Staggered boards provide continuity, stability and experience which are crucial when evaluating company issues.

               f. CUMULATIVE VOTING - Under cumulative voting, shareholders are entitled to a number of votes equal to the number of board seats open for election, times the number of shares held. The votes can be cast for one nominee or apportion them, equally or not, amongst the nominees. Proponents contend it would increase minority representation on the board.

               Opponents contend that each director should act for the benefit of all shareholders and therefore should not be elected by a special group of shareholders.

               All situations will be viewed individually and independently but the Funds will generally NOT SUPPORT cumulative voting. Directors have the fiduciary responsibility to protect and enhance the interests of all shareholders. The potential disruption caused by a minority director with a special agenda is potentially damaging to a majority of shareholders. Directors should act in the benefit of the majority, not the minority.

               g. INDEPENDENT BOARDS - Proponents contend independent boards will permit clear and independent decision making, benefiting shareholders' long-term interests. Board members who are independent are more likely to protect shareholders' interests unlike company executives or other insiders. As defined by the NYSE Corporate Accountability and Listing Standards Committee, an "independent director" is an individual who has had no personal or business relationship with management. The ICI Best Practices recommend that at least two-thirds of a RIC's board be independent directors.

               Opponents contend that directors are selected on quality and their goal must be to achieve the best overall results for the company. Additionally, inside directors have intimate knowledge of the company that will be beneficial during discussions of the company's long-term interests. A January 1991 study by institutional voting research service showed no correlation between independent boards and financial performance.

                                                                      APPENDIX A

               All situations regarding independent boards will be evaluated on a case-by-case basis. The Funds' policy is to generally SUPPORT independent boards, although this policy should not be deemed to prevent support for boards in which management holds one board seat, or a small percentage of seats in the case of very large boards. Evaluation will be based on the performance, effectiveness and level of independence of the board of directors. The board's performance and effectiveness will be determined through reference to the company's long-term performance.

               h. BOARD DIVERSITY (INCLUSIVENESS) - Proponents are pressuring companies to make greater efforts to seek out qualified women and minority candidates for director seats, since women and minorities are poorly represented on corporate boards.

               Opponents contend that it is the duty of all directors to serve all the corporation's constituents.

               All situations regarding board diversity will be evaluated on a CASE-BY-CASE basis and will consider the availability of qualified women and minorities.

               i. SEPARATE CHAIRMAN, CEO POSITIONS - Proponents contend that an individual with both positions is accountable to no one. The CEO is a management employee, responsible for day-to-day operations, implementing corporate strategy, and accountable to the board. The chairman is responsible for the overall direction of the company, protecting the shareholders' interests, evaluating the performance of the CEO, and is accountable to the shareholders.

               Opponents contend it would dilute the power of the CEO to provide effective leadership, create a potential rivalry between the two positions leading to compromise rather than decisive action, insulate the CEO from being held accountable by the board if the chairman is overprotective, and finally, may cause confusion by having two public spokesmen. Despite the widespread use of this structure in Britain, it is relatively uncommon in the U.S.

               All situations regarding separate chairman, CEO positions will be evaluated on a CASE-BY-CASE basis, taking into consideration the success of the CEO in implementing a business plan.

               j. LEAD DIRECTOR - Election of a lead director has become an alternative to the separate chairman, CEO provision. Proponents contend that a lead director will lead the independent directors in evaluating and enhancing the performance of the board. Elected by the independent members of the board, the lead director would be responsible for coordinating the evaluation by the independent directors of the board's performance and the contribution of each board member.

               Opponents contend companies have traditionally had one leader. With one leader, there is no question with respect to decision making. A lead director may prove cumbersome and factions may develop, thereby not providing the company with quick, efficient decision-making capabilities during crisis periods.

               All situations regarding lead directors will be evaluated on a CASE-BY-CASE basis.

               k. MINIMUM DIRECTOR STOCK / FUND OWNERSHIP - Proponents contend that a director's interests will be more aligned with shareholders if the director has a personal stake in the company. Additionally, many companies are providing part of their compensation in the form of stock for directors.

               Opponents contend that minimum stock/fund ownership requirements will restrict the search to qualified, wealthy board candidates. This could eliminate less-than-wealthy candidates who may not be able to meet the minimum investment.

               All situations regarding minimum fund ownership by a RIC's directors will be evaluated on a CASE-BY-CASE basis. Although all situations regarding minimum stock ownership by corporate directors will also be evaluated on a case-by-case basis, the Funds generally will NOT SUPPORT proposals for minimum stock ownership by corporate directors.

                                                                      APPENDIX A

            B. EXECUTIVE / DIRECTOR COMPENSATION

               a. INCENTIVE/STOCK OPTION PLANS (ESTABLISH, AMEND, ADD) - Proponents contend that incentive/stock option plans are designed to attract, hold and motivate management. Shareholders generally favor these plans, as top managers should have a stake in their company that ties compensation to performance. By aligning management's interests with shareholders toward a goal of increasing shareholder value, better returns usually result.

               Opponents contend that incentive/stock option plans may dilute the shareholders' claim on profits and assets and may lead to a shift in the balance of voting control. Additionally, easily reachable incentive goals may not provide the necessary incentive for management.

               Generally, if the board is independent and if the company has performed well over the previous 3-5 year period, the Funds will support these plans. However, due to the complexity of incentive/stock option plans, the Funds' policy will be to review the terms and coverage on a CASE-BY-CASE basis. Among the criteria that might be used:

               -     Dilution in excess of the company's peer group

               -     Performance benchmarks

               -     Overall executive compensation levels

               -     Reasonableness test

               -     Participation

               -     Exercise and payment terms

               -     Repricing/replacing underwater options

               b. DISCOUNTED STOCK OPTIONS - Discounted stock options are options that may be exercised at prices below the stock's fair market value on the award date. Sometimes called non-qualified options, these options are granted "in-the-money" or immediately exercisable for a profit.

               Opponents criticize "in-the-money" options, as they do not give management much incentive to increase share value, while the purpose of granting stock options should be to align executives' interests with those of the shareholders.

               All situations will be viewed individually and independently but the Funds generally will NOT SUPPORT discounted stock option plans.

               c. EXCHANGE OF UNDERWATER OPTIONS - Options with an exercise price higher than the market price are considered "underwater" and, needless to say, unattractive. Supporters contend options that have no chance of rising above water should be exchanged, as they fail to align management with shareholders. Additionally, the slump in the market price may be attributable to an industrywide or marketwide slump, rather than poor management.

               Opponents contend that other shareholders have no such protection from falling stock prices and executives bear no risk if management is willing to bail them out when the stock price falls. Shareholders generally feel disgruntled, as they are not afforded the same downside risk protection as management.

               All situations will be viewed individually and independently but the Funds will generally NOT SUPPORT the exchange of underwater options, except in extraordinary cases involving market drops unrelated to company-specific performance.

               d. CAP OR LIMIT EXECUTIVE AND DIRECTOR PAY - Proponents propose to cap or cut pay relative to some benchmark (i.e. multiple of president's salary or average worker). Generally, past poor performance or alleged excesses in pay have led to this proposal.

               Opponents contend that these proposals would hamper their abilities to attract and retain top-quality executives. Top employees would leave for higher-paying positions with competitors hampering the companies' long-term interests.

                                                                      APPENDIX A

               All situations will be viewed individually and independently but the Funds will generally NOT SUPPORT capping or limiting executive or director pay. Pay flexibility is necessary to motivate and retain executives and align shareholder and management interests.

               e. DISCLOSURE OF $100,000 EARNERS - Proponents contend that due to the complexity and variety of compensation plans it is extremely difficult to determine how and how much executives are paid. Proxy statement disclosures should allow shareholders to track trends in pay and compare pay packages across companies.

               Opponents contend providing additional disclosure would provide no new meaningful information to shareholders and would put the companies at a competitive disadvantage.

               All situations will be viewed individually and independently but the Funds will generally NOT SUPPORT disclosure of $100,000 earners. Recent SEC changes in disclosure requirements create clear and comprehensible disclosure of executive compensation.

               f. LINK PAY TO PERFORMANCE - Proponents contend that by linking pay to performance you will align management's interests with shareholders. Management with compensation packages containing little volatility or risk may have a goal other than maximizing shareholder wealth.

               Opponents contend that there is no set definition of "pay for performance." Without proper benchmarks that will not be affected by uncontrollable factors, management and shareholder interests will not be aligned. Linking pay to performance can also hurt shareholders by encouraging short-term thinking and manipulative recordkeeping.

               All situations will be viewed individually and independently on a case-by-case basis; however, the Funds will generally SUPPORT proposals to link pay to performance.

               g. GOLDEN PARACHUTE PROVISIONS - Golden parachutes provide severance payments to top executives who are terminated or demoted after a change in control (takeover). They provide some financial security to executives relieving potential anxiety as they negotiate and impartially evaluate future takeover bids. This provision will allow executives to not oppose a merger that might be in the best interests of the shareholders but may cost them their job. Parachutes may also benefit shareholders as it aids in the attraction and retention of managers.

               However, opponents contend the existence of these provisions can discourage takeover attempts as significant sums may have to be paid to company executives. Executives are already well paid to manage the company and should not have an extra reward. Additionally, shareholder approval is generally not necessary for enactment of this provision.

               Due to the complexity of golden parachutes, the Funds' policy will be to review the terms and coverage on a CASE-BY-CASE basis. Properly conceived, golden parachutes can free management to act in the best interests of shareholders. Often, however, they are clearly an attempt to raise the cost to a third party of acquiring the company. Generally, if the board is independent and the company has a good performance record, the Funds will support golden parachute provisions. Other criteria for analyzing the actual approval of parachute plans might include necessity, breadth of participation, payout size, sensitivity of triggers and leveraged buyout restrictions.

               h. EXPENSING STOCK OPTIONS - Proponents argue that expensing stock options would more accurately reflect the company's earnings and would lead to better comparisons among companies. Furthermore, expensing options would rein in what many consider to be the excessive use of stock options as compensation for executives.

               Opponents argue that expensing stock options will ultimately hurt rank and file employees who currently receive stock options and will do little to curb accounting irregularities. Companies are more likely to cut back on option grants if they are considered an expense, and such cutbacks will probably come from grants to regular employees. In addition, opponents contend there is no reliable, accurate and standard way to calculate the value of stock options and say that options are not a company expense, but rather a cost incurred by shareholders in the form of dilution, which is reflected in the form of lower earnings per share. Finally, they also note that the effect of stock options is already disclosed in the notes to the company's financial statements.

                                                                      APPENDIX A

               Generally, the Funds will SUPPORT management's recommendations on this issue as management, along with their auditors and board, are in the best position to determine the competitive impact on their firm and determine appropriate accounting policies in compliance with FASB rules. However, given past abuses relating to stock options, every situation will be reviewed on a CASE-BY-CASE basis.

            C. RIC CONTRACTS AND POLICIES

               a. INVESTMENT ADVISORY CONTRACTS - All proposals regarding new investment advisory contracts or amendments to existing contracts will be reviewed on a CASE-BY-CASE basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the Funds' shareholders.

               b. DISTRIBUTION PLANS - All proposals pertaining to a RIC's distribution plan will be reviewed on a CASE-BY-CASE basis, weighing any proposed additional fees to be paid by shareholders against the potential benefits. The analysis will foremost consider the effects of the proposal on the Funds' shareholders.

               c. FUNDAMENTAL OBJECTIVES / POLICIES - All proposals regarding the fundamental investment objectives or policies of a RIC will be reviewed on a CASE-BY-CASE basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the Funds' shareholders.

            D. CONFIDENTIAL VOTING - Proponents contend that confidential voting allows shareholders to make decisions without pressure from opposing sides. Voting is tabulated by a third party before presentation. Arguments are made in the context of a democratic political election where voters cast their ballots in secret.

            Opposition contends that confidential voting restricts communication between shareholders and management. Additionally, the system of free and open proxy voting protects shareholder interests and ensures that the fiduciary obligations of investment and pension funds are met. These representatives are then fully accountable to their constituents. Confidential voting is also expensive.

            All situations will be viewed individually and independently but the Funds will generally NOT SUPPORT confidential voting. Management cannot address shareholder concerns if they cannot identify the dissenting voters. Undue pressure will not be condoned but our concern is that communication might be diminished during a time when shareholders are considering significant issues. Implementing confidential voting is not an acceptable tradeoff for the potential loss of open dialogue.

            E. SUPERMAJORITY-VOTING PROVISIONS - Proponents contend that a broad agreement should be reached on issues that may have a significant impact on the company. Supermajority vote requirements usually require a level of voting approval in excess of a simple majority of the outstanding shares. Usually this range is from 66% to 80%, but in some cases even higher.

      Opponents contend that supermajority-voting provisions detract from a simple majority's power to enforce its will. In many cases, the supermajority requirement will make it impossible to repeal or enact proposals due to the number of votes needed. Matters of corporate policy, a sale of assets or a sale of the entire company should ordinarily only require a majority of shareholders.

            All situations regarding supermajority-voting provisions will be reviewed on a CASE-BY-CASE basis.

            F. ANTI-TAKEOVER PROPOSALS - All situations should be viewed individually and independently, but the Funds' policy is generally to SUPPORT poison pills, preemptive rights, fair pricing and dual class voting, especially when the majority of the board is independent. These provisions force potential bidders to deal directly with the board of directors. The board's role is to protect shareholders against unfair and unequal treatment and guard against partial tender offers and other abusive tactics. Fair and equitable offers will not be prevented and will equally benefit all shareholders. These proposals are discussed in further detail below.

               a. POISON PILLS (SHAREHOLDER RIGHTS PLANS) - Poison pills protect shareholders from coercive and unfair offers. They encourage potential bidders to negotiate directly with the board of directors. Therefore, proponents believe that all shareholders will receive a better/fairer offer.

                                                                      APPENDIX A

               Opposition believes the removal will enhance management's accountability to shareholders. Poison pills may also discourage potential takeover bids, which would potentially reduce shareholder value. Additionally, many poison pills were enacted without a vote by shareholders. Many believe that shareholders should make the decision.

               It is generally the Funds' policy to support poison pills; however, the following features of the poison pills will be considered:

               - Does the pill have a sunset clause (i.e. it dissolves at a certain point in the future)?

               - Does the pill have a provision to allow shareholders to redeem the pill for certain types of offers?

               -     Can the board redeem the pill for qualifying offers?

               - What is the trigger that activates the pill (i.e. what percentage of shares held)?

               b. PREEMPTIVE RIGHTS - Preemptive rights enable shareholders to retain the same percentage of ownership during additional stock offerings. This eliminates the effect of dilution on the shareholder. Opponents of preemptive rights contend that these rights are only used as a takeover defense and that shareholders can maintain their relative position with no difficulty in the open market.

               c. FAIR PRICING PROVISIONS - Fair pricing provisions require that if offers are not approved by the board, the bidder must pay the same "fair" price for all shares purchased. The fair price is usually defined as the highest price paid by the bidder for shares acquired before the start of the tender offer. These provisions attempt to prevent "two-tiered" offers in which the bidder offers a premium for sufficient shares to gain control then offers a much lower price to the remaining holders. Opponents contend that these provisions can prevent tender offers from being made, thereby entrenching management.

               d. DUAL CLASS VOTING PROVISIONS - Dual class voting provisions create unequal voting rights among different shareholders. These provisions allow companies to raise capital and expand while letting management maintain control without fear of being acquired. However, these provisions enable management to become entrenched, as it is an anti-takeover mechanism. With management controlling the voting power, no one will pay a premium for shares of a company when there is no way for them to obtain voting control of the company.

            G. STOCK RELATED PROPOSALS

               a. INCREASE AUTHORIZED COMMON/PREFERRED STOCK - A request for additional shares of stock were, in the past, considered routine voting items. Companies usually state it is for a specific use, such as a stock split, acquisition or for "general corporate purposes." However, an abundance of authorized but unissued shares can become an anti-takeover measure, such as implementing a poison pill or placing a large block of stock with a friendly holder to maintain control.

               All situations should be viewed individually and independently but the Funds' policy is to SUPPORT increases in common/preferred stock. The authorization will give companies the ability and flexibility to finance corporate growth.

               b. BLANK CHECK PREFERRED - The board has the discretion to establish voting, dividend, conversion and other rights for blank check preferred stock without further authorization from shareholders. With no limits, the board is free to shape it in the most attractive manner for the market regardless of the effect on other shareholders. Proponents contend this flexibility is needed to meet varying financial conditions. Additionally, the rights of shareholders are protected because the structure of the blank check is approved by the full board, not just management.

               Opponents contend that approving this proposal gives the companies too much power. The shares can be used to implement a poison pill or to help block a takeover bid by placing them in friendly hands. Additionally, once authorized, the shareholders have no further power to determine how or when the stock will be allocated.

               All situations should be viewed individually and independently, but the Funds' policy is to SUPPORT blank check preferred proposals. Blank check preferred stock gives management the flexibility it needs to compete in today's ever-changing market.

                                                                      APPENDIX A

            c. TARGETED SHARE PLACEMENTS - This is the issuance of a specific block of company securities to a friendly shareholder. These placements are often used to defend against an unfriendly takeover or to obtain favorable financing and may be executed using common stock, preferred stock or convertible securities. Targeted share placements are often less expensive to execute than issuing stock, they do not require the high interest rates of traditional debt and a placement can be structured for the benefit of the limited number of parties. Additionally, share placements can be executed fairly quickly and shareholder approval is not required.

            Opponents contend targeted placements give selected shareholders an unfair access to valuable securities while diluting current shareholder's proportional ownership and voting interests. Additionally, critics contend that not only do targeted share placements serve to entrench management, but the holder of the share placement may also have a senior claim or return from company assets.

            All situations regarding targeted share placements will be reviewed on a CASE-BY-CASE basis. Since such stock could be used to dilute the ownership rights of current shareholders, shareholders should have the opportunity to analyze the proposal to determine whether it is in their best economic interests.

         H. MERGERS, ACQUISITIONS, RESTRUCTURINGS - These transactions involve fundamental changes in the structure and allocation of a company's assets. Financial considerations are foremost in these transactions, but an offer can be rejected if it is believed that the long-term interests of the shareholders will be best served by the company continuing in its current form.

         All situations regarding mergers, acquisitions, or restructurings will be reviewed on a CASE-BY-CASE basis. Due to the complexity and company-specific nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for Fund shareholders.

         I. OTHER BUSINESS - The Funds will generally SUPPORT management with respect to "Other Business."

      5. OTHER PROPOSALS - All proposals not addressed above will be decided on a CASE-BY-CASE basis. As with non-routine proposals, decisions will be based primarily on management's and the board's responsiveness to enhancing shareholder wealth. In these situations, the Manager will use its judgment in directing the Custodian to vote in the best interest of Fund shareholders and will implement changes to the Policy when appropriate.

INTERNATIONAL FUNDS - PROCEDURES

      1. VOTING - The International Funds' Boards of Trustees have delegated proxy voting to the International Subadvisers. Each International Fund has adopted the proxy voting policies and procedures of its respective subadvisers. The Manager maintains copies of the International Subadvisers' policies and will periodically check the voting record for adherence to the policies. If any discrepancies are noted, the Manager will follow up with the International Subadviser.

      2. CONFLICTS OF INTEREST - Each International Subadviser receives from the Manager the list of affiliated persons for each International Fund. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, an International Subadviser, the distributor or any of their affiliates and b) Fund shareholders. If an International Subadviser receives a proxy involving one of these entities, it will notify the Manager and forward all proxy materials for consideration by the applicable Fund's Board of Trustees. The Board of Trustees will decide the Fund's voting position in consultation with the Manager and the International Subadviser.

         If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the International Subadviser will notify the Manager and forward all proxy materials for consideration by the applicable Fund's Board of Trustees. The Board of Trustees will decide the Fund's voting position in consultation with the Manager and the International Subadviser.

ALL FUNDS - OTHER PROCEDURES

      1. RECORDKEEPING - Records of all votes will be maintained by a) the Custodian for the Domestic Funds and b) the International Subadvisers for the International Funds. Documentation of all votes against management will be maintained by the Manager. Such documentation will include the recommendations of the Subadvisers along with pertinent supporting comments and letters, the Policy, the proxy voting policies and procedures of the International Subadvisers, any and all company reports provided by proxy advisory consulting services, additional

                                                                      APPENDIX A

information gathered by the Manager, minutes from any meeting at which the Boards of Trustees considered a voting matter, the conclusion and final vote.

      2. DISCLOSURE - The Manager, in conjunction with the Custodian and the International Subadvisers, will compile the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, in each Fund's Statement of Additional Information ("SAI"). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds' website (if applicable), and c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

      3. BOARD OVERSIGHT - On at least an annual basis, the Manager will present the voting records of the Funds to the Boards of Trustees for their review. The Boards of Trustees will annually consider for approval the Policy and the proxy voting policies and procedures of the International Subadvisers. In addition, the Manager and International Subadvisers will notify the Board of any material changes to the proxy voting policies and procedures.

                              AMERICAN BEACON FUNDS

                            PART C. OTHER INFORMATION

Item 23.  Exhibits

      (a) Amended and Restated Declaration of Trust, dated November 1, 2004 - (xxii)

      (b)           Bylaws - (iv)

      (c)           Voting trust agreement -- none

      (d)(i)(A) Fund Management Agreement between American Beacon Funds and AMR Investment Services, Inc., dated April 3, 1987#

         (i)(B) Supplement to Fund Management Agreement, dated August 1, 1994 - (iv)

         (i)(C) Supplement to Fund Management Agreement, dated August 1, 1995 - (iv)

         (i)(D) Supplement to Fund Management Agreement, dated November 1, 1995-(vii)

         (i)(E) Amendment to Schedule A of Fund Management Agreement, dated December 1, 1995 - (i)

         (i)(F) Supplement to Fund Management Agreement, dated December 17, 1996 - (ii)

         (i)(G)     Supplement to Fund Management Agreement, dated July 25, 1997
                    - (iii)

         (i)(H) Supplement to Fund Management Agreement, dated September 1, 1998 - (vi)

         (i)(I) Supplement to Fund Management Agreement, dated January 1, 1999 - (vii)

         (i)(J) Supplemental Terms and Conditions to the Management Agreement, dated - May 19, 2000 - (ix)

         (i)(K) Supplement to Fund Management Agreement, dated November 16, 2000 - (xi)

         (i)(L) Supplement to Fund Management Agreement, dated October 17, 2001 - (xiv)

         (i)(M)     Supplement to Fund Management Agreement, dated May 28, 2002
                    - (xvi)

         (i)(N)     Supplement to Fund Management Agreement, dated May 13, 2003
                    - (xix)

         (i)(O) Supplement to Fund Management Agreement, dated February 9, 2004 - (xxi)

         (ii)(A) Investment Advisory Agreement between AMR Investment Services, Inc. and Templeton Investment Counsel, Inc., dated November 1, 1995 - (iv)

         (ii)(B) Investment Advisory Agreement between AMR Investment Services, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated November 1, 1995 - (iv)

         (ii)(C) Investment Advisory Agreement between AMR Investment Services, Inc. and Lazard Asset Management, dated March 1, 1999 - (vii)

         (ii)(D) Investment Advisory Agreement between AMR Investment Services, Inc. and Goldman, Sachs & Company, Inc., dated July 31, 2000 - (x)

         (ii)(E) Investment Advisory Agreement between AMR Investment Services, Inc. and J.P. Morgan Investment Management Inc., dated July 31, 2000 - (x)

         (ii)(F) Investment Advisory Agreement between AMR Investment Services, Inc. and Morgan Stanley Dean Witter Investment Management Inc., dated July 31, 2000 - (x)

         (ii)(G) Investment Advisory Agreement between AMR Investment Services, Inc. and The Boston Company Asset Management, LLC, dated July 31, 2000 - (x)

         (ii)(H) Investment Advisory Agreement between AMR Investment Services, Inc. and Post Advisory Group, LLC, dated October 15, 2003 - (xx)

         (ii)(I) Investment Advisory Agreement between AMR Investment Services, Inc. and Metropolitan West Capital Management, LLC, dated November 30, 2000 - (xi)

         (ii)(J) Investment Advisory Agreement between AMR Investment Services, Inc. and Causeway Capital Management LLC, dated August 31, 2001 - (xiv)

         (ii)(K) Investment Advisory Agreement between AMR Investment Services, Inc. and Hotchkis and Wiley Capital Management, LLC, dated October 9, 2001 - (xiv)

         (ii)(L) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Templeton Investment Counsel, LLC, dated January 1, 2001 - (xvii)

         (ii)(M) Investment Advisory Agreement between AMR Investment Services, Inc. and Brandywine Asset Management, LLC, dated October 12, 2001 - (xv)

         (ii)(N) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Lazard Asset Management, dated January 1, 2003 - (xvii)

         (ii)(O) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated January 1, 2003 - (xvii)

         (ii)(P) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Brandywine Asset Management, LLC, dated January 1, 2003 - (xvii)

         (ii)(Q) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Goldman, Sachs & Company, Inc., dated January 1, 2003 - (xvii)

         (ii)(R) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and J.P. Morgan Investment Management Inc., dated January 1, 2003 - (xvii)

         (ii)(S) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Metropolitan West Capital Management, LLC, dated January 1, 2003 - (xvii)

         (ii)(T) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Morgan Stanley Investment Management Inc. f/k/a Morgan Stanley Dean Witter Investment Management Inc., dated January 1, 2003 - (xvii)

         (ii)(U) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and The Boston Company Asset Management, LLC, dated January 1, 2003 - (xvii)

         (ii)(V) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Templeton Investment Counsel, LLC, dated January 1, 2003 - (xvii)

         (ii)(W) Investment Advisory Agreement between AMR Investment Services, Inc. and Calamos Asset Management, Inc., dated June 30, 2003 - (xix)

         (ii)(X) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Lazard Asset Management, dated January 13, 2003 - (xix)

         (ii)(Y) Assumption Agreement between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P., dated March 28, 2003 -
                    (xix)

         (ii)(Z) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated September 1, 2003 - (xx)

         (ii)(AA) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Morgan Stanley Investment Management Inc., dated September 1, 2003 - (xx)

         (ii)(BB) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated June 30, 2004 - (xxi)

         (ii)(CC) Investment Advisory Agreement between AMR Investment Services, Inc. and Brown Brothers Harriman & Co., dated June 30, 2004 - (xxi)

         (ii)(DD) Investment Advisory Agreement between AMR Investment Services, Inc. and NISA Investment Advisors, L.L.C., dated June 30, 2004 - (xxi)

         (ii)(EE) Investment Advisory Agreement between AMR Investment Services, Inc. and Pzena Investment Management, LLC, dated June 30, 2004 - (xxi)

         (ii)(FF) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and The Boston Company Asset Management, LLC, dated August 27, 2004 - (xxii)

         (ii)(GG) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and The Boston Company Asset Management, LLC, dated November 29, 2004 - (xxii)

         (ii)(HH) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and J.P. Morgan Investment Management Inc., dated February 9, 2004 - (xxii)

         (ii)(II) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and J.P. Morgan Investment Management Inc., dated July 30, 2004 - (xxii)

         (ii)(JJ) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Pzena Investment Management, LLC, dated June 30, 2004 - (xxii)

         (ii)(KK) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Brown Brothers Harriman & Co., dated June 30, 2004 - (xxii)

         (ii)(LL) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and NISA Investment Advisors, LLC, dated August 27, 2004 - (xxii)

         (ii)(MM) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Post Advisory Group, LLC, dated June 1, 2004 - (xxii)

         (ii)(NN) Investment Advisory Agreement between AMR Investment Services, Inc. and Opus Capital Management, Inc., dated January 31, 2005 - (xxiii)

         (ii)(OO) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Goldman Sachs Asset Management, L.P., dated February 9, 2005 - (xxiii)

         (ii)(PP) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Brandywine Asset Management, LLC, dated February 9, 2004 - (xxiii)

         (ii)(QQ) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Calamos Asset Management, Inc., dated February 9, 2004 - (xxiii)

         (ii)(RR) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Hotchkis and Wiley Capital Management, LLC, dated February 9, 2004 - (xxiii)

         (ii)(SS) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Lazard Asset Management LLC, dated February 9, 2004 - (xxiii)

         (ii)(TT) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Metropolitan West Capital Management, LLC, dated February 9, 2004 - (xxiii)

         (ii)(UU) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Morgan Stanley Investment Management Inc., dated February 9, 2004 - (xxiii)

         (ii)(VV) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Post Advisory Group, LLC, dated February 9, 2004 - (xxiii)

         (ii)(WW) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Templeton Investment Counsel, LLC, dated February 9, 2004 - (xxiii)

         (ii)(XX) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and The Boston Company Asset Management, LLC, dated February 9, 2004 - (xxiii)

         (ii)(YY) Amendment to Investment Advisory Agreement between AMR Investment Services, Inc. and Causeway Capital Management LLC, dated February 9, 2004 - (xxiii)

         (iii)(A) Amended and Restated Administrative Services Agreement between the American Beacon Funds and AMR Investment Services, Inc., dated March 1, 2002 - (xv)

         (iii)(B) Amendment to Schedule A of the Administrative Services Agreement between the American Beacon Funds and AMR Investment Services, Inc., dated May 13, 2003 - (xix)

         (iii)(C) Amendment to Schedule A of the Administrative Services Agreement between the American Beacon Funds and AMR Investment Services, Inc., dated February 9, 2004 - (xx)

         (iv)(A)    Administrative Services Plan for the Platinum Class - (iv)

         (iv)(B)    Administrative Services Plan for the Cash Management Class -
                    (xv)

         (iv)(C) Supplement to Administrative Services Plan for the Platinum Class, dated September 27, 2002 - (xvi)

         (v)(A) Master-Feeder Participation Agreement among Small Cap Index Fund, International Equity Index Fund, Quantitative Master Series Trust, and Princeton Funds Distributor, Inc., dated July 31, 2000 - (ix)

         (v)(B) Master-Feeder Participation Agreement among S&P 500 Index Fund, Equity 500 Index Portfolio and SSgA Funds Management, Inc., dated May 1, 2001 - (xv)

      (e) Distribution Agreement among the American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and Foreside Fund Sevices, LLC, dated March 1, 2005 - (xxiii)

      (f)           Bonus, profit sharing or pension plans - none

      (g)(i) Custodian Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated December 1, 1997
                    - (v)

         (ii) Amendment to Custodian Agreement to add Small Cap Value Fund, dated January 1, 1999 - (ix)

         (iii) Amendment to Custodian Agreement to add Large Cap Growth, Emerging Markets, Small Cap Index and International Equity Index series of the American Beacon Funds, dated July 31, 2000 - (xvii)

         (iv) Amendment to Custodian Agreement to add High Yield Bond Fund, dated December 29, 2000 - (xi)

         (v) Amendment to Custodian Agreement to reflect amendments to Rule 17f-5 and addition of Rule 17f-7 of the 1940 Act, dated June 1, 2001 - (xvii)

         (vi) Amendment to Custodian Agreement to add Enhanced Income Fund, dated July 1, 2003 - (xix)

         (vii) Amendment to Custodian Agreement to add Mid-Cap Value Fund and Treasury Inflation Protected Securities Fund, dated June 30, 2004 - (xxi)

      (h)(i) Transfer Agency and Service Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated January 1, 1998 - (v)

         (ii) Amendment to Transfer Agency Agreement to add Small Cap Value Fund, dated January 1, 1999 - (ix)

         (iii) Amendment to Transfer Agency Agreement to add four new Beacon Funds, dated July 31, 2000 - (xvii)

         (iv) Amendment to Transfer Agency Agreement to add High Yield Bond Fund, dated December 29, 2000 - (xi)

         (v) Amendment to Transfer Agency Agreement regarding anti-money laundering procedures, dated September 24, 2002 - (xvii)

         (vi) Securities Lending Authorization Agreement between American Beacon Funds and State Street Bank and Trust Company, dated January 2, 1998 - (v)

         (vii) Amendment to Securities Lending Authorization Agreement to add Large Cap Growth Fund and Emerging Markets Fund, dated July 31, 2000 - (xi)

         (viii) Amendment to Securities Lending Authorization Agreement to add Small Cap Value Fund, dated January 1, 1999 - (xii)

         (ix) Service Plan Agreement for the American Beacon Funds PlanAhead Class, dated August 1, 1994 - (iv)

         (x) Credit Agreement between AMR Investment Services Trust, American Beacon Funds, American Beacon Mileage Funds, and AMR Investment Services, Inc., dated December 1, 1999 -
                    (vii)

         (xi) Amendment to Credit Agreement to add Large Cap Growth, Emerging Markets, Small Cap Index and International Equity Index Funds, dated July 31, 2000 - (ix)

         (xii) Amendment to Credit Agreement to add High Yield Bond Fund, dated December 28, 2000 - (xi)

         (xiii) Amendment to Credit Agreement to remove master-feeder funds, dated March 1, 2002 - (xvi)

         (xiv) Administrative Services Agreement among American Beacon Funds, American Beacon Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc. and State Street Bank and Trust Company, dated November 29, 1999 -
                    (vii)

         (xv) Purchase Agreement between American Beacon Funds and John H. Harland Company, dated December 1, 2001 - (xv)

         (xvi) Service Plan Agreement for the American Beacon Funds Service Class, dated February 21, 2003 - (xviii)

         (xvii) Amendment to Transfer Agency and Service Agreement to add Enhanced Income Fund, dated July 1, 2003 - (xix)

         (xviii) Amendment to Credit Agreement to add Enhanced Income Fund, dated July 1, 2003 - (xix)

         (xix) Securities Lending Agency and Collateral Management Agreement between American Beacon Funds, on behalf of High Yield Bond Fund, and Metropolitan West Securities, LLC, dated January 3, 2004 - (xx)

         (xx) Indemnity Agreement between Wachovia Bank, N.A. and American Beacon High Yield Bond Fund, dated January 13, 2004 - (xx)

         (xxi) Amendment to Transfer Agency and Service Agreement to add Mid-Cap Value Fund and Treasury Inflation Protected Securities Fund, dated June 30, 2004 - (xxi)

         (xxii) Amendment to Securities Lending Authorization Agreement to add Mid-Cap Value Fund, dated June 30, 2004 - (xxi)

         (xxiii) Amendment to Administrative Services Agreement among American Beacon Funds, American Beacon Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc. and State Street Bank and Trust

                    Company to add Mid-Cap Value Fund and Emerging Markets Fund, dated June 30, 2004 - (xxi)

      (i)           Opinion and consent of counsel - to be filed

      (j)           Consent of Independent Auditors - to be filed

      (k)           Financial statements omitted from prospectus - none

      (l)           Letter of investment intent - (iv)

      (m)(i) Plan pursuant to Rule 12b-1 for the Institutional, Cash Management, PlanAhead and AMR Classes - (iv)

         (ii)       Plan pursuant to Rule 12b-1 for the Platinum Class - (iv)

         (iii)      Plan pursuant to Rule 12b-1 for the Service Class - (xviii)

      (n)(i)        Amended and Restated Plan pursuant to Rule 18f-3 - (iv)

         (ii) Amended and Restated Plan pursuant to Rule 18f-3, dated December 1, 2001 - (xv)

         (iii) Amended and Restated Plan pursuant to Rule 18f-3, dated May 1, 2003 - (xix)

      (p)(i) Code of Ethics of Registrant, American Beacon Mileage Funds, American Beacon Select Funds and AMR Investment Services Trust, dated February 1, 2005 - (xxiii)

         (ii) Code of Ethics of AMR Investment Services, Inc., dated February 1, 2005 - (xxiii)

         (iii) Code of Ethics of State Street Master Funds, dated September 16, 2004 - (xxiii)

         (iv) Code of Ethics of Merrill Lynch Investment Managers, dated January 2004 - (xxiii)

         (v) Code of Ethics of Brandywine Asset Management, LLC, dated June 2004 - (xxiii)

         (vi) Code of Ethics of Mellon Financial Corporation, parent company of The Boston Company Asset Management, LLC, dated January 2005 - (xxiii)

         (vii) Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2004 - (xxiii)

         (viii) Code of Ethics of Lazard Asset Management LLC, dated January 2004 - (xxiii)

         (ix) Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated February 1, 2005 - (xxiii)

         (x) Code of Ethics of Causeway Capital Management LLC, dated October 25, 2004 - (xxiii)

         (xi) Code of Ethics of J.P. Morgan Investment Management Inc., dated February 1, 2005 - (xxiii)

         (xii) Code of Ethics of Goldman Sachs Asset Management, L.P., dated November 4, 2004 - (xxiii)

         (xiii) Code of Ethics of Metropolitan West Capital Management, LLC, dated October 4, 2004 - (xxiii)

         (xiv) Code of Ethics of Morgan Stanley Investment Management, dated December 31, 2004 - (xxiii)

         (xv)       Code of Ethics of Post Advisory Group, dated August 1, 2004
                    - (xxiii)

         (xvi) Code of Ethics of Franklin Templeton Investments, dated December 2004 - (xxiii)

         (xvii) Code of Ethics of Calamos Asset Management, Inc., dated December 15, 2004 - (xxiii)

         (xviii)    Code of Ethics of Brown Brothers Harriman & Co. - (xxiii)

         (xix) Code of Ethics of NISA Investment Advisors, L.L.C., dated September 2004 - (xxiii)

         (xx) Code of Ethics of Pzena Investment Management, LLC, dated February 1, 2005 - (xxiii)

         (xxi) Code of Ethics of Opus Capital Management, Inc., dated January 7, 2005 - (xxiii)

      Other:        Powers of Attorney for Trustees (Alan D. Feld, Stephen D.
                    O'Sullivan, and Kneeland Youngblood) - (ii)

                    Powers of Attorney for Trustees (R. Gerald Turner) - (xiii)

                    Powers of Attorney for Trustees (W. Humphrey Bogart, Brenda
                    A. Cline, and Richard A. Massman) - (xxii)

                    Powers of Attorney for Trustees of the Quantitative Master Series Trust - (xxiii)

                    Powers of Attorney for Trustees of the State Street Equity 500 Index Portfolio - (viii)

-------------------------

# Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 31, 1990.

(i) Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 22, 1995.

(ii) Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on February 13, 1997.

(iii) Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on July 1, 1997.

(iv) Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 18, 1997.

(v) Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on February 27, 1998.

(vi) Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on October 15, 1998.

(vii) Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 21, 1999.

(viii) Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on March 1, 2000.

(ix) Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on July 7, 2000.

(x) Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on October 11, 2000.

(xi) Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 29, 2000.

(xii) Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on February 28, 2001.

(xiii) Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on October 1, 2001.

(xiv) Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on November 30, 2001.

(xv) Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on March 1, 2002.

(xvi) Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on October 1, 2002.

(xvii) Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on February 28, 2003.

(xviii) Incorporated by reference to Post-Effective Amendment No. 45 to the
        Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on May 1, 2003.

(xix) Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on July 1, 2003.

(xx) Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on March 1, 2004.

(xxi) Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on June 30, 2004.

(xxii) Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 15, 2004.

(xxiii) Incorporated by reference to Post-Effective Amendment No. 52 to the
        Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on March 1, 2005.

Item 24.  Persons Controlled by or under Common Control with Registrant

          None.

Item 25.  Indemnification

      Article XI, Section 2 of the Declaration of Trust of the Trust provides that:

      (a) Subject to the exceptions and limitations contained in paragraph (b) below:

            (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b) No indemnification shall be provided hereunder to a Covered Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

            (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

      (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

            (i) such Covered Person shall have provided appropriate security for such undertaking;

            (ii) the Trust is insured against losses arising out of any such advance payments; or

            (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

      According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Item 26.  I. Business and Other Connections of Investment Manager

      American Beacon Advisors, Inc. (the "Manager"), 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, offers investment management and administrative services. Information as to the officers and directors of the Manager is included in its current Form ADV (SEC File No. 801-29198) filed with the SEC.

          II. Business and Other Connections of Investment Advisers

      The investment advisers listed below provide investment advisory services to the Trust.

      American Beacon Advisors, Inc., 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155.

      Barrow, Hanley, Mewhinney & Strauss, Inc., 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204.

      Brandywine Asset Management, LLC, 201 North Walnut Street, Wilmington, Delaware 19801.

      Brown Brothers Harriman & Co., 140 Broadway, New York, New York 10005.

      Calamos Advisors LLC, 1111 E. Warrenville Road, Naperville, Illinois
60563.

      Causeway Capital Management LLC, 11111 Santa Monica Blvd., Suite 1550, Los Angeles, California 90025.

      Goldman Sachs Asset Management, L.P., 32 Old Slip, New York, New York
10005.

      Hotchkis and Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017.

      J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, New York 10036.

      Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York
10112.

      Metropolitan West Capital Management, LLC, 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.

      Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New York, New York 10020.

      NISA Investment Advisors, LLC, 150 N. Meramec Avenue, Suite 640, St. Louis, Missouri 63105.

      Opus Capital Management, Inc., One West Fourth Street, Suite 415, Cincinnati, Ohio 45202.

      Post Advisory Group, LLC, 11755 Wilshire Blvd., Suite 1400, Los Angeles, California 90025.

      Pzena Investment Management, LLC, 120 West 45th Street, 34th Floor, New York, New York 10036.

      Templeton Investment Counsel, LLC, 500 East Broward Boulevard, Suite 2100, Ft. Lauderdale, Florida 33394.

      The Boston Company Asset Management, LLC, One Boston Place, 14th Floor, Boston, Massachusetts 02108.

      Information as to the officers and directors of each of the above investment advisers is included in that adviser's current Form ADV filed with the SEC and is incorporated by reference herein.

Item 27.  Principal Underwriter

      (a) Foreside Fund Services, LLC ("FFS"), the Trust's principal underwriter, also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

Century Capital Management Trust
Forum Funds
Henderson Global Funds

ICM Series Trust
Monarch Funds
Sound Shore Fund, Inc.
Bridgeway Funds, Inc.

      (b) The following table identifies the officers of FFS and their positions, if any, with the Trust. The business address of each of these individuals (other than Mr. Berthy) is Two Portland Square, Portland, Maine 04101. Mr. Berthy's business address is 77 Elmwood Drive, Suite 301, Dayton, Ohio 45459.

Name                             Position with Underwriter                 Position with Trust
----                             -------------------------                 -------------------
Simon D. Collier           Managing Partner and Principal Executive               None
                           Officer
Carl A. Bright             President and Treasurer                                None
Richard J. Berthy          Vice President and Assistant Treasurer                 None
Nanette K. Chern           Chief Compliance Officer, Secretary                    None
                           and Vice President
Mark A. Fairbanks          Vice President and Assistant Secretary                 None

Item 28.  Location of Accounts and Records

      The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust's custodian at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; 2) the Manager at American Beacon Advisors, Inc., 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155; 3) the Trust's transfer agent at Boston Financial Data Services, 330 West 9th St., Kansas City, Missouri 64105; or 4) the Trust's investment advisers at the addresses listed in
Item 26 Part II above.

Item 29.  Management Services

      All substantive provisions of any management-related service contract are discussed in Part A or Part B.

Item 30.  Undertakings

Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and the State of Texas, on June 16, 2005.

                                                     AMERICAN BEACON FUNDS

                                                     By: /s/ William F. Quinn
                                                         -----------------------
                                                              William F. Quinn
                                                              President

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 55 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                  Title               Date
---------                                  -----               ----
/s/ William F. Quinn                President (Principal   June 16, 2005
-----------------------             Executive Officer)
William F. Quinn                    and Trustee

/s/ Rebecca L. Harris               Treasurer (Principal   June 16, 2005
-----------------------             Financial Officer)
Rebecca L. Harris

W. Humphrey Bogart*                 Trustee                June 16, 2005
-----------------------
W. Humphrey Bogart

Brenda A. Cline*                    Trustee                June 16, 2005
-----------------------
Brenda A. Cline

Alan D. Feld*                       Trustee                June 16, 2005
-----------------------
Alan D. Feld

Richard A. Massman*                 Trustee                June 16, 2005
-----------------------
Richard A. Massman

Stephen D. O'Sullivan*              Trustee                June 16, 2005
-----------------------
Stephen D. O'Sullivan

R. Gerald Turner*                   Trustee                June 16, 2005
-----------------------
R. Gerald Turner

Kneeland Youngblood*                Trustee                June 16, 2005
-----------------------
Kneeland Youngblood

*By   /s/ William F. Quinn
      -----------------------------------
      William F. Quinn, Attorney-In-Fact

                                INDEX TO EXHIBITS

Exhibit
 Number       Description                                                                          Page
 ------       -----------                                                                          ----
(a)           Amended and Restated Declaration of Trust, dated November 1, 2004 -
              (xxii)

(b)           Bylaws - (iv)

(c)           Voting trust agreement -- none

(d)(i)(A)     Fund Management Agreement between American Beacon Funds and AMR
              Investment Services, Inc., dated April 3, 1987#

   (i)(B)     Supplement to Fund Management Agreement, dated August 1, 1994 - (iv)

   (i)(C)     Supplement to Fund Management Agreement, dated August 1, 1995 - (iv)

   (i)(D)     Supplement to Fund Management Agreement, dated November 1,
              1995-(vii)

   (i)(E)     Amendment to Schedule A of Fund Management Agreement, dated December
              1, 1995 - (i)

   (i)(F)     Supplement to Fund Management Agreement, dated December 17, 1996 -
              (ii)

   (i)(G)     Supplement to Fund Management Agreement, dated July 25, 1997 - (iii)

   (i)(H)     Supplement to Fund Management Agreement, dated September 1, 1998 -
              (vi)

   (i)(I)     Supplement to Fund Management Agreement, dated January 1, 1999 -
              (vii)

   (i)(J)     Supplemental Terms and Conditions to the Management Agreement, dated
              - May 19, 2000 - (ix)

   (i)(K)     Supplement to Fund Management Agreement, dated November 16, 2000 -
              (xi)

   (i)(L)     Supplement to Fund Management Agreement, dated October 17, 2001 -
              (xiv)

   (i)(M)     Supplement to Fund Management Agreement, dated May 28, 2002 - (xvi)

   (i)(N)     Supplement to Fund Management Agreement, dated May 13, 2003 - (xix)

   (i)(O)     Supplement to Fund Management Agreement, dated February 9, 2004 -
              (xxi)

   (ii)(A)    Investment Advisory Agreement between AMR Investment Services, Inc.
              and Templeton Investment Counsel, Inc., dated November 1, 1995 -
              (iv)

   (ii)(B)    Investment Advisory Agreement between AMR Investment Services, Inc.
              and Barrow, Hanley, Mewhinney & Strauss, Inc., dated November 1,
              1995 - (iv)

   (ii)(C)    Investment Advisory Agreement between AMR Investment Services, Inc.
              and Lazard Asset Management, dated March 1, 1999 - (vii)

   (ii)(D)     Investment Advisory Agreement between AMR Investment Services, Inc.
               and Goldman, Sachs & Company, Inc., dated July 31, 2000 - (x)

   (ii)(E)     Investment Advisory Agreement between AMR Investment Services, Inc.
               and J.P. Morgan Investment Management Inc., dated July 31, 2000 -
               (x)

   (ii)(F)     Investment Advisory Agreement between AMR Investment Services, Inc.
               and Morgan Stanley Dean Witter Investment Management Inc., dated
               July 31, 2000 - (x)

   (ii)(G)     Investment Advisory Agreement between AMR Investment Services, Inc.
               and The Boston Company Asset Management, LLC, dated July 31, 2000 -
               (x)

   (ii)(H)     Investment Advisory Agreement between AMR Investment Services, Inc.
               and Post Advisory Group, LLC, dated October 15, 2003 - (xx)

   (ii)(I)     Investment Advisory Agreement between AMR Investment Services, Inc.
               and Metropolitan West Capital Management, LLC, dated November 30,
               2000 - (xi)

   (ii)(J)     Investment Advisory Agreement between AMR Investment Services, Inc.
               and Causeway Capital Management LLC, dated August 31, 2001 - (xiv)

   (ii)(K)     Investment Advisory Agreement between AMR Investment Services, Inc.
               and Hotchkis and Wiley Capital Management, LLC, dated October 9,
               2001 - (xiv)

   (ii)(L)     Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Templeton Investment Counsel, LLC, dated January
               1, 2001 - (xvii)

   (ii)(M)     Investment Advisory Agreement between AMR Investment Services, Inc.
               and Brandywine Asset Management, LLC, dated October 12, 2001 - (xv)

   (ii)(N)     Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Lazard Asset Management, dated January 1, 2003 -
               (xvii)

   (ii)(O)     Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated
               January 1, 2003 - (xvii)

   (ii)(P)     Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Brandywine Asset Management, LLC, dated January
               1, 2003 - (xvii)

   (ii)(Q)     Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Goldman, Sachs & Company, Inc., dated January 1,
               2003 - (xvii)

   (ii)(R)     Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and J.P. Morgan Investment Management Inc., dated
               January 1, 2003 - (xvii)

   (ii)(S)     Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Metropolitan West Capital Management, LLC, dated
               January 1, 2003 - (xvii)

   (ii)(T)     Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Morgan Stanley Investment Management Inc. f/k/a
               Morgan Stanley Dean Witter Investment Management Inc., dated January
               1, 2003 - (xvii)

   (ii)(U)     Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and The Boston Company Asset Management, LLC, dated
               January 1, 2003 - (xvii)

   (ii)(V)     Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Templeton Investment Counsel, LLC, dated January
               1, 2003 - (xvii)

   (ii)(W)     Investment Advisory Agreement between AMR Investment Services, Inc.
               and Calamos Asset Management, Inc., dated June 30, 2003 - (xix)

   (ii)(X)     Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Lazard Asset Management, dated January 13, 2003 -
               (xix)

   (ii)(Y)     Assumption Agreement between Goldman, Sachs & Co. and Goldman Sachs
               Asset Management, L.P., dated March 28, 2003 - (xix)

   (ii)(Z)     Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated
               September 1, 2003 - (xx)

   (ii)(AA)    Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Morgan Stanley Investment Management Inc., dated
               September 1, 2003 - (xx)

   (ii)(BB)    Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated
               June 30, 2004 - (xxi)

   (ii)(CC)    Investment Advisory Agreement between AMR Investment Services, Inc.
               and Brown Brothers Harriman & Co., dated June 30, 2004 - (xxi)

   (ii)(DD)    Investment Advisory Agreement between AMR Investment Services, Inc.
               and NISA Investment Advisors, L.L.C., dated June 30, 2004 - (xxi)

   (ii)(EE)    Investment Advisory Agreement between AMR Investment Services, Inc.
               and Pzena Investment Management, LLC, dated June 30, 2004 - (xxi)

   (ii)(FF)    Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and The Boston Company Asset Management, LLC, dated
               August 27, 2004 - (xxii)

   (ii)(GG)    Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and The Boston Company Asset Management, LLC, dated
               November 29, 2004 - (xxii)

   (ii)(HH)    Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and J.P. Morgan Investment Management Inc., dated
               February 9, 2004 - (xxii)

   (ii)(II)    Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and J.P. Morgan Investment Management Inc., dated
               July 30, 2004 - (xxii)

   (ii)(JJ)    Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Pzena Investment Management, LLC, dated June 30,
               2004 - (xxii)

   (ii)(KK)    Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Brown Brothers Harriman & Co., dated June 30,
               2004 - (xxii)

   (ii)(LL)    Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and NISA Investment Advisors, LLC, dated August 27,
               2004 - (xxii)

   (ii)(MM)    Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Post Advisory Group, LLC, dated June 1, 2004 -
               (xxii)

   (ii)(NN)    Investment Advisory Agreement between AMR Investment Services, Inc.
               and Opus Capital Management, Inc., dated January 31, 2005 - (xxiii)

   (ii)(OO)    Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Goldman Sachs Asset Management, L.P., dated
               February 9, 2005 - (xxiii)

   (ii)(PP)    Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Brandywine Asset Management, LLC, dated February
               9, 2004 - (xxiii)

   (ii)(QQ)    Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Calamos Asset Management, Inc., dated February 9,
               2004 - (xxiii)

   (ii)(RR)    Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Hotchkis and Wiley Capital Management, LLC, dated
               February 9, 2004 - (xxiii)

   (ii)(SS)    Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Lazard Asset Management LLC, dated February 9,
               2004 - (xxiii)

   (ii)(TT)    Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Metropolitan West Capital Management, LLC, dated
               February 9, 2004 - (xxiii)

   (ii)(UU)    Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Morgan Stanley Investment Management Inc., dated
               February 9, 2004 - (xxiii)

   (ii)(VV)    Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Post Advisory Group, LLC, dated February 9, 2004
               - (xxiii)

   (ii)(WW)    Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Templeton Investment Counsel, LLC, dated February
               9, 2004 - (xxiii)

   (ii)(XX)    Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and The Boston Company Asset Management, LLC, dated
               February 9, 2004 - (xxiii)

   (ii)(YY)    Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Causeway Capital Management LLC, dated February
               9, 2004 - (xxiii)

   (iii)(A)    Amended and Restated Administrative Services Agreement between the
               American Beacon Funds and AMR Investment Services, Inc., dated March
               1, 2002 - (xv)

   (iii)(B)    Amendment to Schedule A of the Administrative Services Agreement
               between the American Beacon Funds and AMR Investment Services, Inc.,
               dated May 13, 2003 - (xix)

   (iii)(C)    Amendment to Schedule A of the Administrative Services Agreement
               between the American Beacon Funds and AMR Investment Services, Inc.,
               dated February 9, 2004 - (xx)

   (iv)(A)     Administrative Services Plan for the Platinum Class - (iv)

   (iv)(B)     Administrative Services Plan for the Cash Management Class - (xv)

   (iv)(C) Supplement to Administrative Services Plan for the Platinum Class, dated September 27, 2002 - (xvi)

   (v)(A)      Master-Feeder Participation Agreement among Small Cap Index Fund,
               International Equity Index Fund, Quantitative Master Series Trust, and Princeton Funds Distributor, Inc., dated July 31, 2000 - (ix)

   (v)(B)      Master-Feeder Participation Agreement among S&P 500 Index Fund,
               Equity 500 Index Portfolio and SSgA Funds Management, Inc., dated
               May 1, 2001 - (xv)

(e)            Distribution Agreement among the American Beacon Funds, the American
               Beacon Mileage Funds, the American Beacon Select Funds and Foreside
               Fund Sevices, LLC, dated March 1, 2005 - (xxiii)

(f)            Bonus, profit sharing or pension plans - none

(g)(i)         Custodian Agreement between the American Beacon Funds and State
               Street Bank and Trust Company, dated December 1, 1997 - (v)

   (ii)        Amendment to Custodian Agreement to add Small Cap Value Fund, dated
               January 1, 1999 - (ix)

   (iii)      Amendment to Custodian Agreement to add Large Cap Growth, Emerging
              Markets, Small Cap Index and International Equity Index series of the American Beacon Funds, dated July 31, 2000 - (xvii)

   (iv)       Amendment to Custodian Agreement to add High Yield Bond Fund, dated
              December 29, 2000 - (xi)

   (v) Amendment to Custodian Agreement to reflect amendments to Rule 17f-5 and addition of Rule 17f-7 of the 1940 Act, dated June 1, 2001 -
              (xvii)

   (vi)       Amendment to Custodian Agreement to add Enhanced Income Fund, dated
              July 1, 2003 - (xix)

   (vii)      Amendment to Custodian Agreement to add Mid-Cap Value Fund and
              Treasury Inflation Protected Securities Fund, dated June 30, 2004 -
              (xxi)

(h)(i)        Transfer Agency and Service Agreement between the American Beacon
              Funds and State Street Bank and Trust Company, dated January 1, 1998
              - (v)

   (ii) Amendment to Transfer Agency Agreement to add Small Cap Value Fund, dated January 1, 1999 - (ix)

   (iii) Amendment to Transfer Agency Agreement to add four new Beacon Funds, dated July 31, 2000 - (xvii)

   (iv) Amendment to Transfer Agency Agreement to add High Yield Bond Fund, dated December 29, 2000 - (xi)

   (v) Amendment to Transfer Agency Agreement regarding anti-money laundering procedures, dated September 24, 2002 - (xvii)

   (vi)       Securities Lending Authorization Agreement between American Beacon
              Funds and State Street Bank and Trust Company, dated January 2, 1998
              - (v)

   (vii)      Amendment to Securities Lending Authorization Agreement to add Large
              Cap Growth Fund and Emerging Markets Fund, dated July 31, 2000 -
              (xi)

   (viii)     Amendment to Securities Lending Authorization Agreement to add Small
              Cap Value Fund, dated January 1, 1999 - (xii)

   (ix)       Service Plan Agreement for the American Beacon Funds PlanAhead
              Class, dated August 1, 1994 - (iv)

   (x)        Credit Agreement between AMR Investment Services Trust, American
              Beacon Funds, American Beacon Mileage Funds, and AMR Investment
              Services, Inc., dated December 1, 1999 - (vii)

   (xi)       Amendment to Credit Agreement to add Large Cap Growth, Emerging
              Markets, Small Cap Index and International Equity Index Funds, dated
              July 31, 2000 - (ix)

   (xii)      Amendment to Credit Agreement to add High Yield Bond Fund, dated
              December 28, 2000 - (xi)

   (xiii)     Amendment to Credit Agreement to remove master-feeder funds, dated
              March 1, 2002 - (xvi)

   (xiv)    Administrative Services Agreement among American Beacon Funds,
            American Beacon Mileage Funds, AMR Investment Services Trust, AMR
            Investment Services, Inc. and State Street Bank and Trust Company, dated November 29, 1999 - (vii)

   (xv)     Purchase Agreement between American Beacon Funds and John H. Harland
            Company, dated December 1, 2001 - (xv)

   (xvi) Service Plan Agreement for the American Beacon Funds Service Class, dated February 21, 2003 - (xviii)

   (xvii)   Amendment to Transfer Agency and Service Agreement to add Enhanced
            Income Fund, dated July 1, 2003 - (xix)

   (xviii)  Amendment to Credit Agreement to add Enhanced Income Fund, dated
            July 1, 2003 - (xix)

   (xix) Securities Lending Agency and Collateral Management Agreement between American Beacon Funds, on behalf of High Yield Bond Fund, and Metropolitan West Securities, LLC, dated January 3, 2004 - (xx)

   (xx)     Indemnity Agreement between Wachovia Bank, N.A. and American Beacon
            High Yield Bond Fund, dated January 13, 2004 - (xx)

   (xxi)    Amendment to Transfer Agency and Service Agreement to add Mid-Cap
            Value Fund and Treasury Inflation Protected Securities Fund, dated
            June 30, 2004 - (xxi)

   (xxii)   Amendment to Securities Lending Authorization Agreement to add
            Mid-Cap Value Fund, dated June 30, 2004 - (xxi)

   (xxiii)  Amendment to Administrative Services Agreement among American Beacon
            Funds, American Beacon Mileage Funds, AMR Investment Services Trust,
            AMR Investment Services, Inc. and State Street Bank and Trust
            Company to add Mid-Cap Value Fund and Emerging Markets Fund, dated
            June 30, 2004 - (xxi)

(i)         Opinion and consent of counsel - to be filed

(j)         Consent of Independent Auditors - to be filed

(k)         Financial statements omitted from prospectus - none

(l)         Letter of investment intent - (iv)

(m)(i)      Plan pursuant to Rule 12b-1 for the Institutional, Cash Management,
            PlanAhead and AMR Classes - (iv)

   (ii)     Plan pursuant to Rule 12b-1 for the Platinum Class - (iv)

   (iii)    Plan pursuant to Rule 12b-1 for the Service Class - (xviii)

(n)(i)      Amended and Restated Plan pursuant to Rule 18f-3 - (iv)

   (ii)     Amended and Restated Plan pursuant to Rule 18f-3, dated December 1,
            2001 - (xv)

   (iii)      Amended and Restated Plan pursuant to Rule 18f-3, dated May 1, 2003
              - (xix)

(p)(i)        Code of Ethics of Registrant, American Beacon Mileage Funds,
              American Beacon Select Funds and AMR Investment Services Trust, dated February 1, 2005 - (xxiii)

   (ii)       Code of Ethics of AMR Investment Services, Inc., dated February 1,
              2005 - (xxiii)

   (iii)      Code of Ethics of State Street Master Funds, dated September 16,
              2004 - (xxiii)

   (iv)       Code of Ethics of Merrill Lynch Investment Managers, dated January
              2004 - (xxiii)

   (v)        Code of Ethics of Brandywine Asset Management, LLC, dated June 2004
              - (xxiii)

   (vi)       Code of Ethics of Mellon Financial Corporation, parent company of
              The Boston Company Asset Management, LLC, dated January 2005 -
              (xxiii)

   (vii)      Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., dated
              December 31, 2004 - (xxiii)

   (viii)     Code of Ethics of Lazard Asset Management LLC, dated January 2004 -
              (xxiii)

   (ix)       Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated
              February 1, 2005 - (xxiii)

   (x)        Code of Ethics of Causeway Capital Management LLC, dated October 25,
              2004 - (xxiii)

   (xi)       Code of Ethics of J.P. Morgan Investment Management Inc., dated
              February 1, 2005 - (xxiii)

   (xii)      Code of Ethics of Goldman Sachs Asset Management, L.P., dated
              November 4, 2004 - (xxiii)

   (xiii)     Code of Ethics of Metropolitan West Capital Management, LLC, dated
              October 4, 2004 - (xxiii)

   (xiv)      Code of Ethics of Morgan Stanley Investment Management, dated
              December 31, 2004 - (xxiii)

   (xv)       Code of Ethics of Post Advisory Group, dated August 1, 2004 -
              (xxiii)

   (xvi)      Code of Ethics of Franklin Templeton Investments, dated December
              2004 - (xxiii)

   (xvii)     Code of Ethics of Calamos Asset Management, Inc., dated December 15,
              2004 - (xxiii)

   (xviii)    Code of Ethics of Brown Brothers Harriman & Co. - (xxiii)

   (xix)      Code of Ethics of NISA Investment Advisors, L.L.C., dated September
              2004 - (xxiii)

   (xx)     Code of Ethics of Pzena Investment Management, LLC, dated February
            1, 2005 - (xxiii)

   (xxi)    Code of Ethics of Opus Capital Management, Inc., dated January 7,
            2005 - (xxiii)

Other:      Powers of Attorney for Trustees (Alan D. Feld, Stephen D.
            O'Sullivan, and Kneeland Youngblood) - (ii)

            Powers of Attorney for Trustees (R. Gerald Turner) - (xiii)

            Powers of Attorney for Trustees (W. Humphrey Bogart, Brenda A.
            Cline, and Richard A. Massman) - (xxii)

            Powers of Attorney for Trustees of the Quantitative Master Series
            Trust - (xxiii)

            Powers of Attorney for Trustees of the State Street Equity 500 Index
            Portfolio - (viii)

-------------------------

# Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 31, 1990.

(i) Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 22, 1995.

(ii) Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on February 13, 1997.

(iii) Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on July 1, 1997.

(iv) Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 18, 1997.

(v) Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on February 27, 1998.

(vi) Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on October 15, 1998.

(vii) Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 21, 1999.

(viii) Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on March 1, 2000.

(ix) Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on July 7, 2000.

(x) Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on October 11, 2000.

(xi) Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 29, 2000.

(xii) Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on February 28, 2001.

(xiii) Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on October 1, 2001.

(xiv) Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on November 30, 2001.

(xv) Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on March 1, 2002.

(xvi) Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on October 1, 2002.

(xvii) Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on February 28, 2003.

(xviii) Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on May 1, 2003.

(xix) Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on July 1, 2003.

(xx) Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on March 1, 2004.

(xxi) Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on June 30, 2004

(xxii) Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 15, 2004.

(xxiii) Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on March 1, 2005.

                                       11